December 31,
------------------------------
                                                              [ART APPEARS HERE]
1995            New York Life Insurance
                and Annuity Corporation
                VLI Separate Account

                New York Life
                MFA Series Fund, Inc.

ANNUAL          And New York Life Insurance
REPORT          and Annuity Corporation






This is a copy of a Report by the MFA Series Fund, Inc. to the Policy Owners. Distribution of this Report to persons other than Policy Owners of the MFA Series Fund, Inc. is authorized only when accompanies or preceded by a current prospectus. This Report does not offer for sale or solicit orders to buy any securities.

These Annual Reports are submitted for the general information of owners of Variable Life Insurance Policies (the "Policies") of New York Life Insurance and Annuity Company.

        NEW                                     NEW YORK LIFE INSURANCE COMPANY
[LOGO]  YORK                    NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
        LIFE                                           (A DELAWARE CORPORATION)
-------------------------------------------------------------------------------
                                        51 Madison Avenue, New York, N.Y. 10010

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To the Owners of NYLIAC Variable Life Policies:

  I am pleased to present the Annual Report for NYLIAC Variable Life and New York Life MFA Series Fund, Inc. for the year ended December 31, 1995.

  NYLIAC Variable Life Insurance offers you life insurance protection and in-vestment opportunities. All of the MFA Fund investment portfolios are profes-sionally managed and offer a diversified group of funding options. MacKay-Shields Financial Corporation manages the Cash Management Portfolio and New York Life Insurance Company manages the Bond and Growth Equity Portfolios.

  The following is a description of the current and anticipated economic con-ditions that affected the performance of the portfolios.

ECONOMIC ENVIRONMENT

  The U.S. economy slowed sharply in the first half of 1995 from unsustainable growth rates in 1994. The slowdown was in response to prior monetary tighten-ing by the Federal Reserve, an overextended consumer, and an inventory correc-tion. After a temporary spurt of growth in the third quarter, the economy re-turned to its slowing trend and the weakness appears to be continuing into 1996. Although five years of economic expansion have reduced the unemployment rate to levels normally associated with rising inflation, Americans' nagging sense of financial insecurity has not been cured; they haven't forgotten the pain of the early 1990's. The feverish pace of global mergers and acquisitions continues and has many people edgy about their jobs and income. High levels of consumer debt and a low savings rate are also contributing to the reluctance to spend.

  Growth is expected to remain weak in the first half of 1996 before acceler-ating again later in the year in response to lower interest rates. After rais-ing short-term interest rates seven times between February 1994 and February 1995 for a total increase of three percent in the Federal funds rate, the Fed-eral Reserve eased rates by .25 percent in July and again in December. Further Fed easing is likely in early 1996 before the economy begins to show signs of strengthening again. Long-term Treasury bond yields have declined more than two percentage points since late 1994 and should come down a little more in early 1996 before turning up again later in the year.

  During 1995, stock prices were up 33.5 percent due to a combination of strong corporate earnings reports, declining interest rates and a sustained low rate of inflation. The Dow Jones continued to reach new record levels throughout the year, surpassing 4000 on March 10, 1995 and exceeding 5000 on November 21, 1995.

NYLIAC VLI SEPARATE ACCOUNT PERFORMANCE

  Positive returns were also realized by policyowners who invested in the in-vestment options offered by NYLIAC's Variable Life this past year. The Growth Equity and Bond Portfolios experienced double digit total returns while the Cash Management Portfolio also ended the year with positive results.

  We look forward to serving you in the years ahead. On the following pages you will find reports from each of the Portfolio Managers of the MFA Series Fund, Inc. that are available in NYLIAC Variable Life.

                                          /s/ Seymour Sternberg

                                          Seymour Sternberg
                                          President
                                          NEW YORK
                                          LIFE INSURANCE AND ANNUITY
                                          CORPORATION

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MACKAY-SHIELDS FINANCIAL CORPORATION

ADVISER'S REPORT

  The U.S. capital markets provided an extraordinary and unexpected feast for investors during 1995. After a gloomy 1994, few expected the magnitude of the stock and bond market moves. The stock market exploded with its best returns since 1975. Stock funds reigned supreme, enjoying their fifth best year since 1959. Individual investors poured money into equity and equity-related mutual funds. Although few investors complained, the strong indexes were hard to beat. Stock prices were propelled by the confluence of continued positive fun-damentals: low inflation, strong productivity gains, solid profit growth, mod-erate economic growth, and lower interest rates. Technology (at least through most of the third quarter), financial stocks, airlines, and healthcare, were among those groups leading the parade of advancing stock prices. Economically sensitive stocks lagged markedly.

  Bond investors also had reasons to celebrate, enjoying the strongest year in 10 years and the third best annual total return since records have been kept. In fact, returns on long-term Treasury bonds approached those of stocks, to-taling 30.1%. Even below investment grade bonds and less risky bonds such as intermediate-term Treasuries returned 19.9% and 19.0%, respectively. At the start of the year, economic growth looked robust and it was feared that infla-tion might accelerate. But in fact, as that elusive "soft landing" became a reality, it provided an environment of slowing economic growth and falling in-flation, which combined with fiscal restraint, consequently drove interest rates down and bond prices up. The 30 year Treasury, which topped 7.9% in Jan-uary, ended the year yielding 5.95%, the lowest since October 28, 1993. Rates declined across the entire maturity spectrum, and the Federal Reserve ended a series of short term interest rate hikes and began to lower rates modestly. The two cuts in the Fed funds rate were only equal to 50 basis points. The one year Treasury bill yield, at more than 7% a year ago, ended the year slightly above 5%. The yield curve began to invert.

  Around the globe, interest rates in Europe headed lower as the global econ-omy faltered, Japanese bond yields appeared ready to head toward zero, and the dollar bottomed out, showing unmistakable signs of reversing a very long-term downward spiral. Most world stock markets could not keep pace with the United States. On average European stocks rose 12.3%. Asian markets were mixed, with the important Japanese Nikkei average reaching its low in July and rallying in the second half, but ending the year up less than 1%. Latin America was the worst region to invest in 1995, with Mexico, Brazil and Colombia posting dou-ble-digit losses.

  Peering into the 1996 U.S. crystal ball, it is virtually inconceivable to conjure another 1995. However, the same positive fundamentals which gave vi-brancy to the market of 1995 still, by and large, remain intact today, and we believe the case for their continuation into 1996 is reasonably solid: contin-ued low inflation aided by strong productivity gains, steady, moderate eco-nomic growth and low interest rates appear to be the most likely ingredients in the 1996 capital markets recipe. The consensus view is that 1996 will be more realistic in terms of the historical norms for stock and bond returns, but that it should be positive. Since consensus views are by definition some-what suspect, wise investors should ponder the risks they face in 1996 and not become overly complacent.

  Offsetting the possibility for meaningful corrections, however, is the very positive fact that should the economy weaken further, there is room to ease interest rates without reigniting inflation, and we believe that in an elec-tion year there may be an incentive to ease interest rates. Therefore, lower rates should jump-start the economy, giving earnings another boost. At 16 times 1996 earnings, the S&P 500* is trading in the middle of its historical range given the current interest rate and inflation environment. Moreover, with companies such as Merck, IBM and others engaged in record breaking stock buyback programs, and with supply not growing as fast, stock market technicals look favorable. Given this scenario and last year's run-up in stock prices, corrections are to be expected, but opportunities will exist both to make money and to manage risk. The non-cyclical sectors of growth should do well in this environment. Although economically sensitive value sectors may have to suffer in the doldrums a while longer and wait their turn as they report tough fourth and first quarter earnings, a pickup in the economy either later in 1996 or early in 1997 will most likely put them back in the forefront of mar-ket leadership.

-------------------------------------------------------------------------------

  The bond market will be extremely sensitive to every tidbit of budget news and the stock market will follow. Other risks to the bond market might be more of a "wild card" nature: political scandals in the U.S. and/or political tur-moil abroad. One risk to bond prices is a reaccelerating economy earlier than anyone expects, caused perhaps by exports picking up, a stimulative budget deal which puts tax cuts in place before the spending cuts go into effect, and finally, economic weakness notwithstanding, a continued low unemployment rate and a high operating rate. This, however is probably only a remote possibili-ty, at least in the first half of 1996. A reasonably benign environment sug-gests a trading range of 5 1/2% to 6 1/2% for the 30-year Treasury. Any neg-ative factor could bump it to the higher end of the range, 7% or even higher. Of course, either a recession or a better than expected budget deal could bring us closer to flirting with 5% on the low end. Our strategy as conserva-tive bond investors will continue to be to keep our duration close to the mar-ket in order to capture further gains, but to stand ready to shorten durations should any of the aforementioned risks, or others, manifest themselves.

                                          Ravi Akhoury
                                          Chairman and Chief
                                          Executive Officer
                                          MacKay-Shields
                                          Financial Corporation

  *"Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are reg-istered trademarks of the Standard & Poor's Corporation. The New York Life MFA Series Fund, Inc. is neither sponsored by nor affiliated with Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. Stock Market. Results assume the reinvestment of all income and capital gains distributions.

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NEW YORK LIFE INSURANCE COMPANY

ADVISER'S REPORT

  For 1995, investment returns were some of the best in stock and bond market history and financial investors fared exceptionally well.

  Both markets benefitted from a sharp fall in interest rates resulting from low inflationary pressures, slower economic growth and accommodative monetary policy. In addition, the stock market benefitted from corporate earning strength--especially relative to expectations, high levels of merger and ac-quisition activity and record cash inflows into mutual funds.

  Looking forward, we expect 1996 to be another positive year for investors, but we expect returns to come in at somewhat lower levels. In this environment of sustained moderate growth and price stability, investor capital should con-tinue to perform well. Globalization and liberalization of local economies and financial markets have been positive factors for the investor. Nevertheless, at some point in the future, the continued pressure on worker incomes may cause a reversal--either through a significant economic slowdown, or a shift towards inflationary fiscal policy practices. For the upcoming year, however, we expect continued economic growth combined with low inflation.

  For the bond market, our expectation of modest economic strengthening should result in a slightly higher and flatter yield curve by year-end. We still be-lieve that interest rates are on a secular downtrend from levels prevailing in the 1970's and 1980's but that cyclical strength will push up rates modestly near term. Political cross-currents relating to the Federal budget present a near term risk of higher rates. Within the bond market sectors, we continue to prefer corporates relative to mortgages and Treasuries.

  For the stock market, we anticipate continued, albeit less dramatic growth in value. We believe that larger capitalization stocks will lead the market for the first half, given strong mutual fund inflows. We also believe that fi-nancial stocks will continue to benefit from industry consolidation and fairly low interest rates. We are focusing on corporate restructurings and growing industries undergoing rapid change; such as, healthcare. We see economic growth picking up in Asia and Latin America and expect companies participating in those economies to benefit.

                                          Jean Hoysradt
                                          Senior Vice President
                                          in Charge of the
                                          Investment Department
                                          New York Life Insurance Company

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CASH MANAGEMENT PORTFOLIO

Ravi Akhoury
Frank Salem
Jessica Terc
Portfolio Managers
MacKay-Shields Financial Corporation

  The Cash Management Portfolio had a total return of 5.59% for the calendar year 1995, in line with the average Lipper* money market fund return of 5.48%.

  During 1995, interest rates declined more dramatically on the intermediate and longer maturity end of the yield curve than on the shorter end, as the Federal Reserve only eased short term rates modestly. As a result, yields on shorter maturities by year end were only slightly less than intermediate matu-rities.

  Our Cash Management Portfolio strategy continued its emphasis on high quali-ty, liquidity and capital preservation. We remained cautious in our security selection, especially, for example, as it pertained to Japanese banks. Going forward, our strategy will remain conservative in keeping with the objectives of the Portfolio.


  *Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance compa-nies.

  There can be no assurance that the Portfolio will be able to maintain a sta-ble net asset value of $1.00 per share nor is the value of the Portfolio's shares insured or guaranteed by the U.S. Government.

--------------------------------------------------------------------------------

BOND PORTFOLIO

Albert R. Corapi, Jr.
Portfolio Manager
New York Life Insurance Company

  For the twelve months ended December 31, 1995, the Bond Portfolio posted a strong double-digit return of 18.31%, beating the average Lipper* fixed income fund return of 15.25% for the same period.

  Despite weak expectations, 1995 was an outstanding year for the bond market. During the year, the yield curve steepened and rates dropped significantly across all maturities. The yield for the ten and thirty year U.S. Treasury se-curities plummeted 2.26% and 1.93% respectively.

  The Federal Reserve Bank eased monetary policy in July and December. This re-versed a string of tightening moves dating back to February of 1994. The expec-tation of a more accommodative Central Bank aided the bond market considerably during the year. The rally was fueled further by indications of moderate eco-nomic growth and low inflation, along with the perception that a substantial deficit-reduction plan could be enacted.

  The Bond Portfolio's performance versus the broad market was enhanced by an overweighting in corporate securities which outperformed government securities. Performance relative to our benchmark was influenced by asset allocation weightings on the yield curve; as we were underweighted on the more interest sensitive long end of the curve.

  Our conservative, low risk investment style has allowed us to not only main-tain a high quality portfolio, but also to offer a competitive total return.

  Looking forward, we expect the economy to pick up steam sometime in the sec-ond half of 1996. We will adjust the portfolio opportunistically as events un-fold.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/95:

   1 Year:                   18.31%
   5 Years:                   9.89%
   10 Years:                  9.12%
   Since Inception
    (1/23/84):               10.29%

  *Lipper Analytical Services, Inc.
is an independent monitor of mutual
fund performance. Its rankings are
based on total returns with capital
gains and dividends reinvested.
Results do not reflect any
deduction of sales charges. The
Lipper Variable Insurance Products
Performance Analysis Service (L-
VIPPAS) ranks the portfolios that
invest in the separate accounts of
insurance companies.

  The Merrill Lynch Corporate and
Government Master Index is an
unmanaged index consisting of
issues of the U.S. Government and
agencies as well investment-grade
corporate securities. Results
assume the reinvestment of all
income and capital gains
distributions.

  The Consumer Price Index (CPI) is
a commonly used measure of the rate
of inflation.

  Included is the reinvestment of
all distributions at net asset
value and the change in share price
for the stated period. Total
returns shown indicate past
performance and are not indicative
of future results. Investment
return and principal value will
fluctuate so that shares, upon
redemption, may be worth more or
less than their original cost.

$10,000 Invested in the Bond Port-
folio on 1/23/84 vs. Merrill Lynch
Corporate and Government Master In-
dex and the Consumer Price Index

                         [GRAPH APPEARS HERE]

                                        Merrill Lynch
                                         Corporate &
Measurement period                       Government
(Fiscal year Covered)     Bond          Master Index       CPI
---------------------     ----          -------------      ---
Measurement PT -
1984                    $ 10,000        $ 10,000        $ 10,000

FYE 1984                $ 11,028        $ 11,422        $ 10,365
                        $ 13,720.35     $ 13,583        $ 10,759
FYE 1986                $ 15,532.33     $ 15,706        $ 10,877
                        $ 17,636.96     $ 16,036        $ 11,359
FYE 1988                $ 17,390.05     $ 17,274        $ 11,861
                        $ 19,393.86     $ 19,715        $ 12,413
FYE 1990                $ 20,948.61     $ 21,388        $ 13,171
                        $ 24,390.46     $ 24,787        $ 13,574
FYE 1992                $ 26,373.41     $ 26,691        $ 13,968
                        $ 29,379.97     $ 29,643        $ 14,352
FYE 1994                $ 28,383.99     $ 28,673        $ 14,735
                        $ 33,581.10     $ 34,139        $ 15,065

Source: Micropal, Inc.

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GROWTH EQUITY PORTFOLIO

James Agostisi
Patricia Rossi
Portfolio Managers
New York Life Insurance Company

  The Growth Equity Portfolio generated a return of 29.16% for the twelve months ended December 31, 1995, lagging the average Lipper* growth fund for the first time in four years. While the S&P 500** had an exceptional year, the average Lipper growth fund underperformed this index by approximately 700 ba-sis points. This disparity was caused by the superior performance of larger capitalized stocks, which have a higher market weighting in the S&P 500 than the smaller capitalized stocks in the Lipper universe.

  Despite our excellent long-term track record, we were disappointed by our relative performance this year. Our defensive posture at the beginning of the year proved to be too conservative as we underestimated the strength of the technology and financial sectors. The portfolio benefitted from our selections in the healthcare industry, particularly in certain pharmaceutical companies, and the financial sector. We also benefitted from the sale of our more cycli-cal holdings, which significantly underperformed the market.

  In retrospect, 1995's extraordinary returns were primarily a result of sharply falling interest rates and corporate earnings which generally exceeded expectations. The combination of these two factors caused equity valuations to rise sharply. The market was also supported by a favorable supply/demand situ-ation created by abundant share repurchases by corporations, a record level of merger and acquisition activity, and strong flows into equity mutual funds.

  Looking forward to 1996, we anticipate another positive year in the equity markets. We expect declining interest rates, benign inflation, positive money flow into mutual funds and growing earnings to continue. However, we are con-cerned about the declining rate of growth. Therefore, we are beginning to in-crease our focus on large capitalization stocks which can deliver steady pre-dictable unit and earnings growth, such as those in the healthcare industry. In particular, the financial sector should continue to benefit from the low interest rate environment. Another risk to our forecast is the Federal budget accord not being as positive as the market anticipates. Should this occur, the market would react negatively with interest rates rising higher than we are now anticipating, causing stock prices to decline.

  Our investment strategy is to focus on mid to large capitalization growth stocks which are selling at reasonable valuations. This enables us to concen-trate on different sectors of the market while focusing on above average earn-ings growth companies. Over the long-term, this strategy should enhance our clients' total return.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/95:

   1 Year:                 29.16%
   5 Years:                17.43%
   10 Years:               12.10%
   Since Inception
    (1/23/84):             12.37%

  *Lipper Analytical Services, Inc.
is an independent monitor of mutual
fund performance. Its rankings are
based on total returns with capital
gains and dividends reinvested.
Results do not reflect any deduction
of sales charges. The Lipper
Variable Insurance Products
Performance Analysis Service (L-
VIPPAS) ranks the portfolios that
invest in the separate accounts of
insurance companies.

  **"Standard & Poor's 500 Composite
Stock Price Index" and "S&P 500" are
registered trademarks of the
Standard & Poor's Corporation. The
New York Life MFA Series Fund, Inc.
Is neither sponsored by nor
affiliated with Standard & Poor's
Corporation. The S&P 500 is an
unmanaged index considered generally
representative of the U.S. stock
market. Results assume the
reinvestment of all income and
capital gains distributions.

  The Consumer Price Index (CPI) is
a commonly used measure of the rate
of inflation.

  Included is the reinvestment of
all distributions at net asset value
and the change in share price for
the stated period. Total returns
shown indicate past performance and
are not indicative of future
results. Investment return and
principal value will fluctuate so
that shares, upon redemption, may be
worth more or less than their
original cost.

        $10,000 Invested in the Growth Equity
        Portfolio on 1/23/84 vs. S&P 500 and the Consumer Price Index

                         [GRAPH APPEARS HERE]

Measurement period        Growth
(Fiscal year Covered)     Bond          S & P 500          CPI
---------------------     ------        ---------          ---
Measurement PT -
1984                    $ 10,000        $ 10,000        $ 10,000

FYE 1984                $  9,824        $ 10,755        $ 10,365
                        $ 12,162.11     $ 14,200        $ 10,759
FYE 1986                $ 12,648.60     $ 16,834        $ 10,877
                        $ 13,035.64     $ 17,713        $ 11,359
FYE 1988                $ 14,791.54     $ 20,692        $ 11,861
                        $ 18,632.91     $ 27,216        $ 12,413
FYE 1990                $ 17,535.43     $ 26,351        $ 13,171
                        $ 23,472.93     $ 34,406        $ 13,574
FYE 1992                $ 26,423.47     $ 37,052        $ 13,968
                        $ 30,046.13     $ 40,753        $ 14,352
FYE 1994                $ 30,406.69     $ 41,297        $ 14,735
                        $ 39,273.28     $ 56,792        $ 15,065

Source: Micropal, Inc.

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1995

                                           COMMON STOCK    BOND     MONEY MARKET
                                            INVESTMENT  INVESTMENT   INVESTMENT
                                             DIVISION    DIVISION     DIVISION
                                           -------------------------------------
ASSETS:
 Investment in New York Life MFA Series
  Fund, Inc., at net asset value
  (Identified Cost: $20,395,078;
  $8,549,274; $1,661,413, respectively)..  $21,766,320  $ 8,655,197 $ 1,661,335
LIABILITIES:
 Liability for mortality and expense risk
  charges................................       19,410        7,836       1,502
                                           -----------  ----------- -----------
  Total equity...........................  $21,746,910  $ 8,647,361 $ 1,659,833
                                           ===========  =========== ===========
TOTAL EQUITY REPRESENTED BY:
 Equity of Policyowners..................  $21,746,910  $ 8,647,361 $ 1,659,833
                                           ===========  =========== ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        NEW YORK LIFE
                                                        INSURANCE AND
                                                        ANNUITY CORPORATION
                                                        VLI SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
For the year ended December 31, 1995

                                          COMMON STOCK     BOND      MONEY MARKET
                                           INVESTMENT   INVESTMENT    INVESTMENT
                                            DIVISION     DIVISION      DIVISION
                                          ---------------------------------------
INVESTMENT INCOME:
 Dividend income........................  $   249,698   $   533,901  $    89,325
 Mortality and expense risk charges.....      (69,585)      (28,759)      (5,745)
                                          -----------   -----------  -----------
  Net investment income.................      180,113       505,142       83,580
                                          -----------   -----------  -----------
REALIZED AND UNREALIZED GAIN (LOSS):
 Proceeds from sale of investments......    1,832,297       834,661      242,333
 Cost of investments sold...............   (1,769,552)     (803,393)    (242,346)
                                          -----------   -----------  -----------
  Net realized gain (loss) on invest-
   ments................................       62,745        31,268          (13)
 Realized gain distribution received....    1,757,048            --           --
 Change in unrealized
  appreciation/depreciation on invest-
  ments.................................    2,981,655       812,180          (10)
                                          -----------   -----------  -----------
  Net gain (loss) on investments........    4,801,448       843,448          (23)
                                          -----------   -----------  -----------
 Decrease attributable to funds of New
  York Life Insurance and
  Annuity Corporation retained by
  Separate Account......................       (3,041)         (713)         (57)
                                          -----------   -----------  -----------
  Net increase in total equity resulting
   from operations......................  $ 4,978,520   $ 1,347,877  $    83,500
                                          ===========   ===========  ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN TOTAL EQUITY
For the years ended December 31, 1995 and December 31, 1994

                                             COMMON STOCK                  BOND                  MONEY MARKET
                                          INVESTMENT DIVISION       INVESTMENT DIVISION       INVESTMENT DIVISION
                                        ------------------------  ------------------------  ------------------------
                                           1995         1994         1995         1994         1995         1994
                                        ----------------------------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
 Operations:
 Net investment income................. $   180,113  $   182,354  $   505,142  $   492,483  $    83,580  $    55,946
 Net realized gain (loss) on
  investments..........................      62,745       33,195       31,268          773          (13)         (19)
 Realized gain distribution received...   1,757,048    1,020,035           --           --           --           --
 Change in unrealized appreciation/
  depreciation on investments..........   2,981,655   (1,089,340)     812,180     (787,029)         (10)         (66)
 Increase (decrease) attributable to
  funds of New York Life Insurance
  and Annuity Corporation retained
  by Separate Account..................      (3,041)          28         (713)         134          (57)         (51)
                                        -----------  -----------  -----------  -----------  -----------  -----------
  Net increase (decrease) in total
   equity resulting from operations....   4,978,520      146,272    1,347,877     (293,639)      83,500       55,810
                                        -----------  -----------  -----------  -----------  -----------  -----------
 Contributions and withdrawals:
 Policyowners' premium payments........   2,306,809    2,650,499    1,044,206    1,241,546      295,148      349,640
 Cost of insurance.....................    (797,564)    (769,430)    (369,180)    (369,633)     (63,450)     (76,659)
 Policyowners' surrenders..............  (2,077,221)  (1,658,746)  (1,044,372)    (753,482)    (171,408)    (131,200)
 Net withdrawals due to policy loans...    (255,571)    (497,527)      65,647     (179,308)     (11,918)     (40,170)
 Policyowners' death benefits..........     (48,519)     (91,487)     (17,733)      (9,825)     (14,765)     (16,726)
 Transfers between Investment
  Divisions............................      63,007       16,761        3,579       78,408      (66,579)     (95,030)
                                        -----------  -----------  -----------  -----------  -----------  -----------
  Total contributions and
   withdrawals (net)...................    (809,059)    (349,930)    (317,853)       7,706      (32,972)     (10,145)
                                        -----------  -----------  -----------  -----------  -----------  -----------
   Increase (decrease) in total equity.   4,169,461     (203,658)   1,030,024     (285,933)      50,528       45,665
TOTAL EQUITY:
 Beginning of year.....................  17,577,449   17,781,107    7,617,337    7,903,270    1,609,305    1,563,640
                                        -----------  -----------  -----------  -----------  -----------  -----------
 End of year........................... $21,746,910  $17,577,449  $ 8,647,361  $ 7,617,337  $ 1,659,833  $ 1,609,305
                                        ===========  ===========  ===========  ===========  ===========  ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       NEW YORK LIFE
NOTES TO FINANCIAL STATEMENTS                          INSURANCE AND
                                                       ANNUITY CORPORATION
                                                       VLI SEPARATE ACCOUNT

NOTE 1--Organization and Accounting Policies:
--------------------------------------------------------------------------------

New York Life Insurance and Annuity Corporation VLI Separate Account was established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation, a wholly-owned subsidiary of New York Life Insurance Company. This account was established to receive and invest premium payments under variable life insurance policies issued by New York Life Insurance and Annuity Corporation. Effective July 1, 1988, sales of such policies were terminated.
 The VLI Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The assets of VLI Separate Account are invested in shares of the New York Life MFA Series Fund, Inc. (the "MFA Fund"), a diversified open-end management investment company, and are clearly identified and distinguished from the other assets and liabilities of New York Life Insurance and Annuity Corporation.
 There are three Investment Divisions within the VLI Separate Account; the Common Stock Investment Division which invests in the Growth Equity Portfolio, the Bond Investment Division which invests in the Bond Portfolio, and the Money Market Investment Division which invests in the Cash Management Portfolio. Premium payments received are allocated to the Investment Divisions of the VLI Separate Account according to Policyowner instructions.
 No Federal income tax is payable on investment income or capital gains of the VLI Separate Account under current Federal income tax law.
 Security Valuation--The investment in the MFA Fund is valued at the net asset value of shares of the respective fund portfolios.
 Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).
 Distributions Received--Dividend income and capital gain distributions are re-corded on the ex-dividend date and reinvested in the corresponding portfolios.
 The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 1995, the investment in the MFA Fund by the respective Invest-ment Divisions of the VLI Separate Account is as follows:

                            GROWTH EQUITY                          CASH MANAGEMENT
                              PORTFOLIO        BOND PORTFOLIO         PORTFOLIO
                         ------------------- ------------------- -------------------
                            COMMON STOCK            BOND            MONEY MARKET
                         INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                         -----------------------------------------------------------
Number of Shares........         1,264                 645               1,661
Identified Cost*........       $20,395             $ 8,549             $ 1,661

* The cost stated also represents the aggregate cost for Federal income tax purposes.

 Transactions in MFA Fund shares for the year ended December 31, 1995, were as follows:

                            GROWTH EQUITY                          CASH MANAGEMENT
                              PORTFOLIO        BOND PORTFOLIO         PORTFOLIO
                         ------------------- ------------------- -------------------
                            COMMON STOCK            BOND            MONEY MARKET
                         INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                         -----------------------------------------------------------
Purchases...............       $ 2,961             $ 1,022             $   293
Proceeds from Sales.....         1,832                 835                 242

                                                        NEW YORK LIFE
                                                        INSURANCE AND
                                                        ANNUITY CORPORATION
                                                        VLI SEPARATE ACCOUNT

NOTE 3--Mortality and Expense Risk Charges:
--------------------------------------------------------------------------------

VLI Separate Account is charged for the mortality and expense risks assumed by New York Life Insurance and Annuity Corporation. These charges are made daily at an annual rate of 0.35% of the daily net asset value of each Investment Division. New York Life Insurance and Annuity Corporation may increase these charges in the future up to a maximum annual rate of 0.50%. The amount of these charges retained by the Investment Divisions represents funds of New York Life Insurance and Annuity Corporation. Accordingly, New York Life Insurance and Annuity Corporation participates in the results of each Investment Division ratably with the Policyowners.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

The Account does not expect to declare dividends to Policyowners from accumulated net income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of death benefits, policy loans, or transfers) in excess of the net premium payments.

NOTE 5--Cost to Policyowners (in 000's):
--------------------------------------------------------------------------------

At December 31, 1995, the cost to Policyowners with adjustments for net invest-ment income, market appreciation/depreciation and deduction for expenses is as follows:

                                            COMMON STOCK    BOND    MONEY MARKET
                                             INVESTMENT  INVESTMENT  INVESTMENT
                                              DIVISION    DIVISION    DIVISION

                                               ---------------------------------
Cost to Policyowners (net of withdrawals).    $ 29,099    $ 14,734    $  3,354
Sales charges.............................     (12,479)     (6,259)     (1,520)
Cost of insurance.........................      (9,827)     (4,956)     (1,199)
Accumulated net investment income.........       1,863       4,654       1,028
Accumulated net realized gain on
 investments and realized gain
 distributions received...................      11,732         375          --
Unrealized appreciation/depreciation on
 investments..............................       1,371         106          --
Decrease attributable to funds of New York
 Life Insurance and
 Annuity Corporation retained by Separate
 Account..................................         (12)         (7)         (3)
                                              --------    --------    --------
Net amount applicable to Policyowners.....    $ 21,747    $  8,647    $  1,660
                                              ========    ========    ========

REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and Annuity Corporation and the VLI Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in total equity present fairly, in all material respects, the financial position of the New York Life Insurance and Annuity Corporation VLI Separate Account (comprised of the Common Stock Investment Division, the Bond Investment Division and the Money Market Investment Division) at December 31, 1995, the results of its operations for the year then ended and the changes in its total equity for each of the two years in the period then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the investment at December 31, 1995 with New York Life MFA Series Fund, Inc., provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 15, 1996

       New
[LOGO] York                                                   NEW YORK LIFE MFA
       Life                                                   SERIES FUND, INC.
-------------------------------------------------------------------------------
                                        51 Madison Avenue, New York, N.Y. 10010
                                                                  Annual Report
                                                              December 31, 1995
-------------------------------------------------------------------------------
To Policyowners:

  The assets of NYLIAC Variable Universal Life Separate Account I, NYLIAC Variable Annuity Separate Account I, NYLIAC Variable Annuity Separate Account II, NYLIAC LifeStages SM Separate Account, New York Life Insurance and Annuity Corporation MFA Separate Account I, New York Life Insurance and Annuity Corporation MFA Separate Account II and New York Life Insurance and Annuity Corporation VLI Separate Account are invested in shares of New York Life MFA Series Fund, Inc. In addition, the assets of NYLIAC Variable Annuity Separate Account I, NYLIAC Variable Annuity Separate Account II and NYLIAC
LifeStages SM Separate Account may be invested in Acacia Capital Corporation, which is not affiliated with New York Life MFA Series Fund, Inc. or NYLIAC and any of its subsidiaries.

  At the Annual Meeting of the Board of Directors of the Fund held on February 21, 1995, executive officers of the Fund were elected. On December 29, 1995, a dividend distribution was paid to NYLIAC Variable Universal Life Separate Ac-count I, NYLIAC Variable Annuity Separate Account I, NYLIAC Variable Annuity Separate Account II, NYLIAC LifeStages SM Separate Account, New York Life In-surance and Annuity Corporation MFA Separate Account I, New York Life Insur-ance and Annuity Corporation MFA Separate Account II and New York Life Insur-ance and Annuity Corporation VLI Separate Account as the sole shareholders of record of New York Life MFA Series Fund, Inc.


                                      /s/ Richard M. Kernan Jr.
                                          Chairman of the Board
                                           and Chief Executive Officer
                                          NEW YORK LIFE MFA SERIES FUND, INC.

CASH MANAGEMENT PORTFOLIO                               NEW YORK LIFE MFA
PORTFOLIO OF INVESTMENTS                                SERIES FUND, INC.
December 31, 1995
SHORT-TERM INVESTMENTS (100.0%)+

                                                         PRINCIPAL   AMORTIZED
                                                          AMOUNT        COST
                                                        ------------------------

BANK NOTES (4.8%)
First Systems Bank-Fargo,
 North Dakota
 5.93%, due 6/3/96 (c)(d).............................. $ 2,500,000 $  2,500,250
Fleet National Bank-Province, Rhode Island
 5.88%, due 10/30/96 (c)(d)............................   1,700,000    1,700,000
                                                                    ------------
                                                                       4,200,250
                                                                    ------------
CERTIFICATES OF
 DEPOSIT (10.8%)
Bayerische Vereinsbank AG
 6.00%, due 7/24/96 (d)................................   3,000,000    3,000,000
First National Bank of Maryland
 5.90%, due 10/23/96 (c)(d)............................   2,000,000    2,000,000
Industrial Bank of Japan Ltd. 5.86%, due 1/11/96 (d)...   1,000,000      999,896
Merchantile Safe Deposit &
 Trust Co.
 5.73%, due 12/23/96 (c)(d)............................     500,000      500,248
Mitsubishi Bank
 6.13%, due 1/4/96 (d).................................   3,000,000    3,000,002
                                                                    ------------
                                                                       9,500,146
                                                                    ------------
MEDIUM-TERM NOTES (8.6%)
AT&T Capital Corp.
 6.99%, due 10/4/96 (d)................................   1,000,000    1,008,433
First National Bank of Minneapolis
 9.33%, due 2/26/96 (d)................................   1,000,000    1,005,094
First Security Bank of Idaho
 6.88%, due 10/4/96 (d)................................   2,000,000    2,017,500
General Electric Capital Corp.
 5.71%, due 6/6/96 (c)(d)..............................   1,000,000    1,000,000
International Lease Finance Corp.
 6.80%, due 9/30/96 (d)................................   1,000,000    1,006,955
Kingdom of Spain
 9.35%, due 5/27/96 (d)................................   1,000,000    1,013,140
Norwest Corp.
 4.86%, due 6/28/96 (d)................................     500,000      497,595
                                                                    ------------
                                                                       7,548,717
                                                                    ------------
COMMERCIAL PAPER (75.8%)
ABN-AMRO North America Finance Inc.
 5.68%, due 2/16/96....................................     500,000      496,371
Banca CRT Financial Corp.
 5.67%, due 3/1/96.....................................   1,800,000    1,782,990
 5.69%, due 2/26/96....................................     800,000      792,919
 5.73%, due 1/26/96....................................   1,000,000      996,021
Banco Real S.A., Grand Cayman
 5.63%, due 4/12/96....................................   1,000,000      984,062
Bancomer S.A.
 5.37%, due 9/13/96....................................   1,000,000      961,813
 5.42%, due 7/11/96....................................   1,000,000      971,093

--------
+ Percentages indicated are based on Fund net assets.

                                                        PRINCIPAL   AMORTIZED
                                                         AMOUNT        COST
                                                      -------------------------

COMMERCIAL PAPER (Continued)
Bank of Scotland
 5.32%, due 6/11/96................................... $ 1,000,000 $    976,060
Barton Capital Corp.
 5.95%, due 1/9/96 (b)................................   3,000,000    2,996,033
 6.00%, due 1/9/96 (b)................................     800,000      798,933
Caisse Centrale des
 Banques Populaires
 5.61%, due 3/18/96...................................   2,000,000    1,976,002
 5.75%, due 1/8/96....................................   2,000,000    1,997,764
Cargill Inc.
 5.75%, due 1/8/96....................................   1,100,000    1,098,770
Coles Myer Finance Ltd.
 5.68%, due 2/6/96....................................   1,200,000    1,193,184
 5.71%, due 2/6/96....................................   2,000,000    1,988,580
 5.74%, due 2/2/96....................................   1,000,000      994,898
Compagnie Bancaire
 5.52%, due 4/11/96...................................   1,000,000      984,513
 5.62%, due 1/10/96...................................     500,000      499,298
 5.85%, due 1/11/96...................................   1,800,000    1,797,075
Corporacion Andina de Fomento
 5.65%, due 1/18/96...................................   1,000,000      997,332
COSCO (Cayman) Co. Ltd.
 5.75%, due 2/9/96....................................   1,450,000    1,440,968
Credito Italiano (DE) Inc.
 5.66%, due 1/29/96...................................   1,000,000      995,598
Echlin Inc.
 5.75%, due 1/29/96...................................   2,000,000    1,991,056
Idaho Power Co.
 5.85%, due 1/9/96....................................   2,000,000    1,997,400
Island Finance Puerto Rico Inc.
 5.63%, due 2/29/96...................................   1,800,000    1,783,391
 5.72%, due 1/22/96...................................   1,500,000    1,494,995
Kingdom of Sweden
 5.65%, due 3/8/96....................................   1,700,000    1,682,124
Morgan Stanley Group Inc.
 5.70%, due 2/9/96....................................   2,500,000    2,484,562
Nationwide Building Society
 5.66%, due 3/14/96...................................     600,000      593,114
NICOR Inc.
 5.63%, due 2/9/96....................................   1,000,000      993,901
Pacificorp
 5.70%, due 1/8/96....................................   3,300,000    3,296,343
Pemex Capital Inc.
 5.65%, due 1/23/96...................................   1,000,000      996,547
 5.90%, due 1/17/96...................................   1,500,000    1,496,067
Petroleo Brasileiro S.A.-Petrobras
 5.72%, due 1/3/96....................................     500,000      499,841
 5.74%, due 1/3/96....................................     800,000      799,745
Petroleos de Venezuela S.A.
 5.57%, due 3/8/96....................................   1,000,000      989,634
Receivables Capital Corp.
 5.75%, due 1/4/96 (b)................................   2,000,000    1,999,042
 5.75%, due 1/29/96 (b)...............................   1,800,000    1,791,950
Shinhan Bank
 5.82%, due 2/12/96...................................   2,600,000    2,582,346

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1995
SHORT-TERM INVESTMENTS (CONTINUED)

                                                   PRINCIPAL       AMORTIZED
                                                    AMOUNT            COST
                                                  --------------------------

COMMERCIAL PAPER (Continued)
Songs Fuel Co.
 5.57%, due 3/15/96.............................. $ 1,207,000     $  1,193,181
 5.80%, due 1/31/96..............................   3,000,000        2,985,500
Svenska Handelsbanken Inc.
 5.60%, due 1/16/96..............................   1,000,000          997,667
Transamerica Finance Corp.
 5.60%, due 3/4/96...............................   4,000,000        3,960,800
Unibanco-Uniao de Bancos Brasilieros S.A., Grand
 Cayman
 5.66%, due 4/15/96..............................   2,000,000        1,966,983
USL Capital Corp.
 5.73%, due 1/26/96..............................     300,000          298,806
                                                                  ------------
                                                                    66,595,272
                                                                  ------------
Total Short-Term Investments
 (Amortized Cost $87,844,385) (e)                       100.0%      87,844,385
Liabilities in Excess of
 Cash and Other Assets...........................        (0.0)(a)       (5,041)
                                                  -----------     ------------
Net Assets.......................................       100.0%    $ 87,839,344
                                                  ===========     ============

--------
(a) Less than one tenth of a percent.
(b) May be sold to institutional investors only.
(c) Floating rate. Rate shown is the rate in effect at December 31, 1995.
(d) Coupon interest bearing security.
(e) The cost stated also represents the aggregate cost for Federal income tax purposes.

The table below sets forth the
diversification of Cash Management
Portfolio investments by industry.

SHORT-TERM INVESTMENTS

                                                         AMORTIZED
                                                           COST      PERCENT +
                                                        --------------------------
Auto Parts............................................. $ 1,991,056      2.3%
Banks #................................................  53,665,121     61.1
Brokerage..............................................   2,484,562      2.8
Conglomerates..........................................   1,000,000      1.1
Finance................................................  13,434,855     15.3
Food...................................................   1,098,770      1.3
Foreign Government.....................................   2,695,264      3.1
Utilities..............................................   9,472,423     10.8
Utilities-Gas..........................................     993,901      1.1
Utilities-Telephone....................................   1,008,433      1.1
                                                        -----------    -----
                                                         87,844,385    100.0
Liabilities in Excess of
 Cash and Other Assets.................................      (5,041)    (0.0)(a)
                                                        -----------    -----
Net Assets............................................. $87,839,344    100.0%
                                                        ===========    =====

--------
+ Percentages indicated are based on Fund net assets.
# The Fund will invest more than 25% of the market value of its total assets in the securities of banks and bank holding companies, including certifi-cates of deposit, bankers' acceptances and securities guaranteed by banks and bank holding companies.
(a) Less than one tenth of a percent.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        NEW YORK LIFE MFA
                                                        SERIES FUND, INC.
CASH MANAGEMENT PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1995

ASSETS:
 Investment in securities, at value (Note 2) (amortized cost
  $87,844,385)................................................... $ 87,844,385
 Receivables:
 Interest........................................................      369,768
 Investment securities sold......................................      199,090
 NYLIAC..........................................................       15,271
 Other assets....................................................          166
                                                                  ------------
   Total assets..................................................   88,428,680
                                                                  ------------
LIABILITIES:
 Payables:
 Custodian.......................................................      119,932
 Recordkeeping...................................................       29,621
 Adviser.........................................................       17,289
 Administrator...................................................        6,915
 Directors.......................................................          634
 Accrued expenses................................................       50,963
 Dividend payable................................................      363,982
                                                                  ------------
   Total liabilities.............................................      589,336
                                                                  ------------
 Net assets applicable to
  outstanding shares............................................. $ 87,839,344
                                                                  ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.01 per share)
  200 million shares authorized.................................. $    878,410
 Additional paid-in capital......................................   86,962,267
 Accumulated net realized loss
  on investments.................................................       (1,333)
                                                                  ------------
 Net assets applicable to
  outstanding shares............................................. $ 87,839,344
                                                                  ============
 Shares of capital stock outstanding.............................   87,841,000
                                                                  ============
 Net asset value per share outstanding........................... $       1.00
                                                                  ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1995

INVESTMENT INCOME:
 Income:
 Interest......................................................... $  4,065,628
                                                                   ------------
 Expenses: (Note 2)
 Recordkeeping (Note 3)...........................................      237,763
 Advisory (Note 3)................................................      167,656
 Administration (Note 3)..........................................      134,125
 Shareholder communication........................................       44,802
 Auditing.........................................................       20,689
 Custodian........................................................        9,381
 Legal............................................................        5,662
 Directors........................................................        5,332
 Amortization of organization expense.............................        1,535
 Miscellaneous....................................................        5,437
                                                                   ------------
   Total expenses
    before reimbursement..........................................      632,382
 Expense reimbursement from
  Administrator (Note 3)..........................................     (216,593)
                                                                   ------------
   Net expenses...................................................      415,789
                                                                   ------------
 Net investment income............................................    3,649,839
                                                                   ------------
REALIZED LOSS ON INVESTMENTS:
 Net realized loss on investments.................................         (949)
                                                                   ------------
 Net increase in net assets resulting
  from operations................................................. $  3,648,890
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1995 and December 31, 1994

                                                         1995          1994
                                                     -----------------------
INCREASE IN NET ASSETS:
 Operations:
 Net investment income.............................  $  3,649,839  $  2,310,893
 Net realized loss on investments..................          (949)         (342)
                                                     ------------  ------------
 Net increase in net assets resulting from opera-
  tions............................................     3,648,890     2,310,551
                                                     ------------  ------------
 Dividends to shareholders:
 From net investment income........................    (3,649,839)   (2,310,893)
                                                     ------------  ------------
 Capital share transactions:
 Net proceeds from sale of shares..................   128,846,016    99,252,119
 Net asset value of shares issued to shareholders
  in reinvestment of dividends.....................     3,587,829     2,011,001
 Net asset value of shares issued in connection
  with acquisition of Money Market Portfolio.......            --    37,601,126
                                                     ------------  ------------
                                                      132,433,845   138,864,246
 Cost of shares redeemed...........................  (115,709,733)  (94,480,925)
                                                     ------------  ------------
  Increase in net assets derived from capital share
   transactions....................................    16,724,112    44,383,321
                                                     ------------  ------------
  Net increase in net assets.......................    16,723,163    44,382,979
NET ASSETS:
 Beginning of year.................................    71,116,181    26,733,202
                                                     ------------  ------------
 End of year.......................................  $ 87,839,344  $ 71,116,181
                                                     ============  ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                 JANUARY 29,
                                                                   1993 (A)
                                                                   THROUGH
                                      YEAR ENDED DECEMBER 31     DECEMBER 31,
                                         1995          1994          1993
                                    -----------------------------------------
Net asset value at beginning of pe-
 riod..............................  $       1.00  $       1.00  $       1.00
                                     ------------  ------------  ------------
Net investment income..............          0.05          0.04          0.02
                                     ------------  ------------  ------------
Less dividends:
 From net investment income........         (0.05)        (0.04)        (0.02)
                                     ------------  ------------  ------------
Net asset value at end of period...  $       1.00  $       1.00  $       1.00
                                     ============  ============  ============
Total investment return (b)........          5.59%         3.82%         2.40%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income.............          5.44%         3.97%         2.65%+
 Net expenses......................          0.62%         0.62%         0.62%+
 Expenses (before reimbursement)...          0.94%         0.89%         1.10%+
Net assets at end of period (in
 000's)............................  $     87,839  $     71,116  $     26,733

--------
(a) Commencement of Operations.
(b) Total return is not annualized.
 + Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO                                          NEW YORK LIFE MFA
PORTFOLIO OF INVESTMENTS                                SERIES FUND, INC.
December 31, 1995

LONG-TERM BONDS (93.9%)+
CORPORATE BONDS (45.2%)

                                                        PRINCIPAL
                                                         AMOUNT       VALUE
                                                      -------------------------

BANKS (7.1%)
BankAmerica Corp.
 7.75%, due 7/15/02................................... $ 4,000,000 $  4,355,000
First Union Corp.
 9.45%, due 6/15/99...................................   5,000,000    5,562,500
Golden West Financial Corp.
 10.25%, due 12/1/00..................................   1,000,000    1,178,750
Republic New York Corp.
 7.75%, due 5/15/09...................................   5,000,000    5,625,000
                                                                   ------------
                                                                     16,721,250
                                                                   ------------
CONTAINERS (1.7%)
Federal Paper Board Inc.
 10.00%, due 4/15/11..................................   3,100,000    3,999,000
                                                                   ------------
DATA PROCESSING (1.3%)
International Business
 Machines Corp.
 6.375%, due 6/15/00..................................   3,000,000    3,071,250
                                                                   ------------
DIVERSIFIED UTILITIES (6.3%)
Consumers Power Co.
 7.375%, due 9/15/23..................................   2,000,000    1,997,500
Long Island Lighting Co.
 8.75%, due 2/15/97...................................   2,000,000    2,025,000
Niagara Mohawk Power Corp.
 7.375%, due 8/1/03...................................   2,000,000    1,905,000
Pacific Gas & Electric Co.
 6.25%, due 3/1/04....................................   3,000,000    2,996,250
Philadelphia Electric Co.
 5.625%, due 11/1/01..................................   3,000,000    2,932,500
Public Service Co. of Colorado
 6.00%, due 1/1/01....................................   3,000,000    3,007,500
                                                                   ------------
                                                                     14,863,750
                                                                   ------------
ELECTRIC UTILITIES (2.0%)
Commonwealth Edison Co.
 9.75%, due 2/15/20...................................   1,450,000    1,691,062
Ohio Edison Co.
 8.50%, due 5/1/96 (a)................................   1,100,000    1,109,625
Southern California Edison Corp.
 5.875%, due 2/1/98...................................   2,000,000    2,010,000
                                                                   ------------
                                                                      4,810,687
                                                                   ------------
FINANCE (11.0%)
American General Finance Corp.
 7.00%, due 10/1/97...................................   7,000,000    7,166,250
Chrysler Financial Corp.
 8.125%, due 12/15/96 (a).............................   6,000,000    6,128,100
Ford Motor Credit Co.
 6.25%, due 2/26/98...................................   3,000,000    3,037,500
General Motors Acceptance Corp.
 7.75%, due 4/15/97...................................   5,000,000    5,131,250
 9.625%, due 12/15/01.................................   1,000,000    1,175,000

--------
+ Percentages indicated are based on Fund net assets.

                                                        PRINCIPAL
                                                         AMOUNT       VALUE
                                                      -------------------------
FINANCE (Continued)
Mellon Financial Co.
 7.625%, due 11/15/99................................. $ 3,000,000 $  3,187,500
                                                                   ------------
                                                                     25,825,600
                                                                   ------------
FOOD (0.5%)
ConAgra, Inc.
 9.875%, due 11/15/05.................................   1,000,000    1,260,000
                                                                   ------------
FOREIGN (3.5%)
British Telecommunications Plc
 9.375%, due 2/15/99..................................   4,200,000    4,646,250
 9.625%, due 2/15/19..................................   1,000,000    1,127,500
National Westminster Bancorp, Inc.
 9.375%, due 11/15/03.................................   2,000,000    2,400,000
                                                                   ------------
                                                                      8,173,750
                                                                   ------------
MOTION PICTURES/T.V. PROGRAMMING (1.0%)
Harcourt General, Inc.
 9.50%, due 3/15/00...................................   2,000,000    2,242,500
                                                                   ------------
OIL & GAS (1.1%)
Phillips Petroleum Co.
 9.18%, due 9/15/21...................................   1,200,000    1,408,500
Tennessee Gas Pipeline Co.
 9.25%, due 5/15/96 (a)...............................   1,060,000    1,073,250
                                                                   ------------
                                                                      2,481,750
                                                                   ------------
PAPER/PRODUCTS (2.2%)
Champion International Corp.
 9.875%, due 6/1/00...................................   4,500,000    5,175,000
                                                                   ------------
RAILROADS (1.1%)
CSX Corp.
 9.00%, due 8/15/06...................................   2,200,000    2,659,250
                                                                   ------------
RETAIL STORES (5.4%)
Price/Costco, Inc.
 7.125%, due 6/15/05..................................   5,000,000    5,218,750
Sears Roebuck & Co.
 8.45%, due 11/1/98...................................   7,000,000    7,498,750
                                                                   ------------
                                                                     12,717,500
                                                                   ------------
TELECOMMUNICATIONS (1.0%)
AT&T Corp.
 8.625%, due 12/1/31..................................   2,000,000    2,292,500
                                                                   ------------
Total Corporate Bonds
 (Cost $99,151,184)...................................              106,293,787
                                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1995

U.S. GOVERNMENT &FEDERAL AGENCY (48.7%)   SHORT-TERM INVESTMENTS (4.8%)

                                                      PRINCIPAL
                                                       AMOUNT       VALUE
                                                     ------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (4.2%)
 4.95%, due 9/30/98................................. $10,000,000 $  9,863,300
                                                                 ------------
UNITED STATES TREASURY BONDS (19.1%)
 6.875%, due 8/15/25................................  17,000,000   19,165,290
 7.625%, due 2/15/07................................  10,000,000   11,002,600
 7.625%, due 2/15/25................................  12,000,000   14,660,160
                                                                 ------------
                                                                   44,828,050
                                                                 ------------
UNITED STATES TREASURY NOTES (25.4%)
 5.375%, due 11/30/97...............................  15,000,000   15,046,350
 6.50%, due 5/15/05.................................   5,000,000    5,321,000
 7.125%, due 2/29/00................................  10,000,000   10,646,600
 7.50%, due 11/15/01................................   4,300,000    4,739,159
 7.50%, due 5/15/02.................................   5,000,000    5,544,600
 7.50%, due 2/15/05.................................   5,000,000    5,667,600
 8.50%, due 11/15/00................................  11,200,000   12,676,496
                                                                 ------------
                                                                   59,641,805
                                                                 ------------
Total U.S. Government &
 Federal Agency
 (Cost $107,085,052)................................              114,333,155
                                                                 ------------
Total Long-Term Bonds
 (Cost $206,236,236)................................              220,626,942
                                                                 ------------

                                                     PRINCIPAL
                                                      AMOUNT        VALUE
                                                     ------------------------
COMMERCIAL PAPER (4.8%)
Anheuser-Busch Companies, Inc.
 5.85%, due 1/4/96................................. $ 3,000,000  $  2,998,537
Associates Corp. of North America
 5.444%, due on demand (b).........................   2,235,000     2,235,000
Dupont (E.I.) De Nemours
 5.80%, due 1/5/96.................................   2,058,000     2,056,674
Nike Inc.
 5.95%, due 1/3/96.................................   4,000,000     3,998,678
                                                                 ------------
Total Short-Term Investments
 (Cost $11,288,889)................................                11,288,889
                                                                 ------------
Total Investments
 (Cost $217,525,125) (c)...........................        98.7%  231,915,831(d)
Cash and Other Assets,
 Less Liabilities..................................         1.3     3,114,613
                                                    -----------  ------------
Net Assets.........................................       100.0% $235,030,444
                                                    ===========  ============

--------
(a) Long-term securities maturing within the subsequent twelve month period.
(b) Adjustable rate. Rate shown is the rate in effect at December 31, 1995.
(c) The cost stated also represents the aggregate cost for Federal income tax purposes.
(d) At December 31, 1995 net unrealized appreciation was $14,390,706, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $14,479,179 and aggregate gross unrealized depre-ciation of all investments on which there was an excess of cost over market value of $88,473.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        NEW YORK LIFE MFA
                                                        SERIES FUND, INC.
BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1995

ASSETS:
 Investment in securities, at value (Note 2)
  (identified cost $217,525,125)................................. $ 231,915,831
 Cash............................................................         6,695
 Receivables:
 Interest........................................................     3,532,379
 Fund shares sold................................................        61,428
 NYLIAC..........................................................        48,271
 Other assets....................................................           583
                                                                  -------------
   Total assets..................................................   235,565,187
                                                                  -------------
LIABILITIES:
 Payables:
 Adviser.........................................................       146,646
 Recordkeeping...................................................       130,435
 Fund shares redeemed............................................        89,311
 Administrator...................................................        19,764
 Directors.......................................................         1,971
 Accrued expenses................................................       146,616
                                                                  -------------
   Total liabilities.............................................       534,743
                                                                  -------------
 Net assets applicable to
  outstanding shares.............................................  $235,030,444
                                                                  =============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.01 per share)
  100 million shares authorized.................................. $     175,142
 Additional paid-in capital......................................   223,209,347
 Accumulated undistributed net
  investment income..............................................         3,457
 Accumulated net realized loss
  on investments.................................................    (2,748,208)
 Net unrealized appreciation
  on investments.................................................    14,390,706
                                                                  -------------
 Net assets applicable to
  outstanding shares.............................................  $235,030,444
                                                                  =============
 Shares of capital stock outstanding.............................    17,514,191
                                                                  =============
 Net asset value per share outstanding........................... $       13.42
                                                                  =============

STATEMENT OF OPERATIONS
For the year ended December 31, 1995

INVESTMENT INCOME:
 Income:
 Interest......................................................... $ 15,866,827
                                                                   ------------
 Expenses: (Note 2)
 Recordkeeping (Note 3)...........................................      767,438
 Advisory (Note 3)................................................      553,053
 Administration (Note 3)..........................................      442,443
 Shareholder communication........................................      149,447
 Auditing.........................................................       39,598
 Legal............................................................       19,575
 Directors........................................................       17,362
 Portfolio pricing................................................        9,859
 Miscellaneous....................................................        4,164
                                                                   ------------
   Total expenses
    before reimbursement..........................................    2,002,939
 Expense reimbursement from
  Administrator (Note 3)..........................................     (631,367)
                                                                   ------------
   Net expenses...................................................    1,371,572
                                                                   ------------
 Net investment income............................................   14,495,255
                                                                   ------------
REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
 Net realized gain on investments.................................    4,716,932
 Net change in unrealized depreciation
  on investments..................................................   17,768,492
                                                                   ------------
 Net realized and unrealized gain
  on investments..................................................   22,485,424
                                                                   ------------
 Net increase in net assets resulting
  from operations................................................. $ 36,980,679
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1995 and December 31, 1994

                                                         1995          1994
                                                     --------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
 Net investment income.............................  $ 14,495,255  $ 14,086,182
 Net realized gain (loss) on investments...........     4,716,932    (4,481,302)
 Net change in unrealized appreciation
  (depreciation) on investments....................    17,768,492   (17,363,837)
                                                     ------------  ------------
 Net increase (decrease) in net assets resulting
  from operations..................................    36,980,679    (7,758,957)
                                                     ------------  ------------
 Dividends to shareholders:
 From net investment income........................   (14,491,993)  (14,085,987)
                                                     ------------  ------------
 Capital share transactions:
 Net proceeds from sale of shares..................    22,956,887    21,844,680
 Net asset value of shares issued to shareholders
  in reinvestment of dividends.....................    14,491,993    14,085,987
                                                     ------------  ------------
                                                       37,448,880    35,930,667
 Cost of shares redeemed...........................   (31,593,131)  (36,082,699)
                                                     ------------  ------------
  Increase (decrease) in net assets derived from
   capital share transactions......................     5,855,749      (152,032)
                                                     ------------  ------------
  Net increase (decrease) in net assets............    28,344,435   (21,996,976)
NET ASSETS:
 Beginning of year.................................   206,686,009   228,682,985
                                                     ------------  ------------
 End of year.......................................  $235,030,444  $206,686,009
                                                     ============  ============
 Accumulated undistributed net investment income...  $      3,457  $        195
                                                     ============  ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                               YEAR ENDED DECEMBER 31
                              1995          1994           1993           1992          1991
                          ----------------------------------------------------------------------
Net asset value at
 beginning of year......  $      12.09  $      13.43   $      12.91   $      12.77  $      11.86
                          ------------  ------------   ------------   ------------  ------------
Net investment income...          0.88          0.88           0.95           0.92          1.02
Net realized and
 unrealized gain (loss)
 on investments.........          1.33         (1.34)          0.53           0.13          0.91
                          ------------  ------------   ------------   ------------  ------------
Total from investment
 operations.............          2.21         (0.46)          1.48           1.05          1.93
                          ------------  ------------   ------------   ------------  ------------
Less dividends:
 From net investment
  income................         (0.88)        (0.88)         (0.96)         (0.91)        (1.02)
                          ------------  ------------   ------------   ------------  ------------
Net asset value at end
 of year................  $      13.42  $      12.09   $      13.43   $      12.91  $      12.77
                          ============  ============   ============   ============  ============
Total investment return.         18.31%        (3.39%)        11.40%          8.26%        16.27%
Ratios (to average net
 assets)/Supplemental
 Data:
 Net investment income..          6.55%         6.53%          6.79%          7.54%         8.22%
 Net expenses...........          0.62%         0.62%#         0.27%#         0.25%         0.25%
 Expenses (before
  reimbursement)........          0.91%         0.67%#         0.27%#         0.25%         0.25%
Portfolio turnover rate.            81%           88%            41%            10%           57%
Net assets at end of
 year (in 000's)........  $    235,030  $    206,686   $    228,683   $    203,947  $    164,124

--------
# At the MFA Series Fund, Inc.'s shareholders meeting on December 14, 1993, the shareholders voted to have the Bond Portfolio assume certain administrative and operating expenses of the Fund previously borne by New York Life.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO                                 NEW YORK LIFE MFA
PORTFOLIO OF INVESTMENTS                                SERIES FUND, INC.
December 31, 1995

COMMON STOCKS (96.3%)+

                                                         SHARES       VALUE
                                                       ------------------------
AEROSPACE/DEFENSE (3.0%)
Boeing Co. (The)......................................      30,000 $  2,351,250
Lockheed Martin Corp..................................      61,200    4,834,800
Loral Corp............................................     164,000    5,801,500
                                                                   ------------
                                                                     12,987,550
                                                                   ------------
AUTO & AUTO SERVICES (0.4%)
ITT Industries Inc. ..................................      70,000    1,680,000
                                                                   ------------
BANKS (4.3%)
AmSouth Bancorp. .....................................      62,400    2,519,400
Bank of Boston Corp. .................................      83,000    3,838,750
Chase Manhattan Corp. (The)...........................      90,000    5,456,250
Commerce Bancshares Inc...............................      74,550    2,851,537
Morgan, J.P. & Co., Inc...............................      47,600    3,819,900
                                                                   ------------
                                                                     18,485,837
                                                                   ------------
BUILDING &
 MAINTENANCE (0.9%)
ADT Ltd. (a)..........................................     250,000    3,750,000
                                                                   ------------
BUILDING PRODUCTS (0.9%)
USG Corp. (a).........................................     131,200    3,936,000
                                                                   ------------
CHEMICALS (3.9%)
Engelhard Corp........................................     160,000    3,480,000
IMC Global Inc........................................     120,000    4,905,000
Sealed Air Corp. (a)..................................     300,000    8,437,500
                                                                   ------------
                                                                     16,822,500
                                                                   ------------
COMMERCIAL SERVICES (3.3%)
Equifax Inc...........................................     201,800    4,313,475
Primark Corp. (a).....................................     125,000    3,750,000
Service Corp. International...........................     138,000    6,072,000
                                                                   ------------
                                                                     14,135,475
                                                                   ------------
COMMUNICATIONS (2.5%)
ADC Telecommunications Inc. (a)                             90,000    3,285,000
Allen Group Inc.......................................     150,000    3,356,250
Mobilemedia Corp. (a).................................     175,000    3,893,750
                                                                   ------------
                                                                     10,535,000
                                                                   ------------
COMPUTER & BUSINESS EQUIPMENT (9.8%)
Checkfree Corp. (a)...................................     100,000    2,150,000
Cisco Systems Inc. (a)................................      60,000    4,477,500
Danka Business Systems PLC ADR (b)                         110,000    4,070,000
First Data Corp.......................................      91,030    6,087,631
FIserv Inc. (a).......................................     111,000    3,330,000
Gateway 2000 Inc. (a).................................     100,000    2,450,000
General Motors CL E...................................     125,000    6,500,000
Global Directmail Corp. (a)...........................     100,000    2,750,000
Intel Corp. ..........................................      65,000    3,688,750
Oracle Corp. (a)......................................      50,000    2,118,750
Quantum Corp. (a).....................................     105,000    1,693,125
Sungard Data Systems Inc. (a).........................     100,000    2,850,000
                                                                   ------------
                                                                     42,165,756
                                                                   ------------

--------
+ Percentages indicated are based on Fund net assets.


                                                         SHARES       VALUE
                                                       ------------------------

DRUGS (8.9%)
Allergan Inc..........................................      92,400 $  3,003,000
American Home Products Corp. .........................      49,500    4,801,500
Elan Corp. Plc ADR (a)(b).............................      81,000    3,938,625
Johnson & Johnson.....................................      94,400    8,083,000
Merck & Co., Inc......................................      69,200    4,549,900
Pfizer Inc............................................      58,800    3,704,400
Schering-Plough Corp. ................................     116,000    6,351,000
Warner-Lambert Co.....................................      38,700    3,758,738
                                                                   ------------
                                                                     38,190,163
                                                                   ------------
ELECTRICAL (4.3%)
Emerson Electric Co...................................      70,000    5,722,500
General Electric Co. .................................     119,000    8,568,000
Mark IV Industries, Inc. .............................     213,103    4,208,784
                                                                   ------------
                                                                     18,499,284
                                                                   ------------
ELECTRONICS (3.6%)
Applied Materials, Inc. (a)...........................      59,900    2,358,563
Avnet Inc.............................................      92,800    4,152,800
Hewlett-Packard Co. ..................................      48,700    4,078,625
LSI Logic Corp. (a)...................................      35,000    1,146,250
MEMC Electronic Materials Inc. (a)....................     110,500    3,605,062
                                                                   ------------
                                                                     15,341,300
                                                                   ------------
FINANCE (6.1%)
Chelsea GCA Realty, Inc. .............................      96,300    2,889,000
Federal Home Loan
 Mortgage Corp. ......................................      70,000    5,845,000
Federal National
 Mortgage Association.................................      40,000    4,965,000
Great Western Financial Corp. ........................     100,000    2,550,000
Republic New York Corp................................     100,000    6,212,500
Signet Banking Corp. .................................     146,900    3,488,875
                                                                   ------------
                                                                     25,950,375
                                                                   ------------
FOODS (2.1%)
ConAgra, Inc..........................................     114,100    4,706,625
General Mills, Inc....................................      75,000    4,331,250
                                                                   ------------
                                                                      9,037,875
                                                                   ------------
HOSPITAL & MEDICAL SERVICES (4.7%)
Columbia/HCA Healthcare Corp..........................     120,800    6,130,600
Guidant Corp. ........................................     105,000    4,436,250
HEALTHSOUTH Corp. (a).................................     181,400    5,283,275
Sybron International Corp. (a)........................     186,200    4,422,250
                                                                   ------------
                                                                     20,272,375
                                                                   ------------
HOUSEHOLD PRODUCTS (2.3%)
Colgate-Palmolive Co. ................................      65,000    4,566,250
Gillette Co. .........................................     100,000    5,212,500
                                                                   ------------
                                                                      9,778,750
                                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1995

COMMON STOCKS (CONTINUED)

                                                         SHARES       VALUE
                                                      -------------------------
INSURANCE-PROPERTY & CASUALTY (2.5%)
American International Group, Inc.                          52,500 $  4,856,250
Amerin Corp. (a)......................................      85,000    2,273,750
ITT Hartford Group Inc. (a)...........................      70,000    3,386,250
                                                                   ------------
                                                                     10,516,250
                                                                   ------------
LEARNING &
 EDUCATIONAL (0.7%)
Kinder Care Learning
 Centers, Inc. (a)....................................     227,000    2,865,875
                                                                   ------------
LEISURE/AMUSEMENT (0.8%)
Harrah's Entertainment, Inc. (a)......................     144,900    3,513,825
                                                                   ------------
LODGING &
 RESTAURANTS (3.5%)
Bristol Hotel Co. (a).................................      30,000      731,250
ITT Corp. (New) (a)...................................      70,000    3,710,000
Marriott International, Inc. .........................     125,000    4,781,250
McDonald's Corp. .....................................     125,000    5,640,625
                                                                   ------------
                                                                     14,863,125
                                                                   ------------
MACHINERY/CAPITAL
 GOODS (0.6%)
Donaldson Co., Inc....................................     100,000    2,512,500
                                                                   ------------
MANUFACTURING (2.3%)
AlliedSignal Inc. ....................................      96,000    4,560,000
Honeywell Inc.........................................     105,000    5,105,625
                                                                   ------------
                                                                      9,665,625
                                                                   ------------
MEDIA & INFORMATION
 SERVICES (3.0%)
Heritage Media Corp. CL A (a).........................     105,000    2,690,625
Viacom Inc. Class B (a)...............................     100,000    4,737,500
Walt Disney Co. (The).................................      88,800    5,239,200
                                                                   ------------
                                                                     12,667,325
                                                                   ------------
METALS (1.1%)
Aluminum Co. of America...............................      85,000    4,494,375
                                                                   ------------
OIL & ENERGY SERVICES (6.6%)
Aquila Gas Pipeline Corp. ............................     107,800    1,387,925
Enron Corp. ..........................................     120,000    4,575,000
Mobil Corp. ..........................................      45,000    5,040,000
Quaker State Corp. ...................................     295,900    3,735,737
Schlumberger Ltd. ....................................      60,750    4,206,938
Smith International, Inc. (a).........................     180,500    4,241,750
Triton Energy Corp. (a)...............................      80,000    4,590,000
XCL Ltd. (a)..........................................   1,316,800      493,800
                                                                   ------------
                                                                     28,271,150
                                                                   ------------


                                                         SHARES       VALUE
                                                      -------------------------
PAPER & FOREST
 PRODUCTS (0.9%)
Bemis Co..............................................     154,200 $  3,951,375
                                                                   ------------
REAL ESTATE (0.8%)
Liberty Property Trust................................     166,500    3,454,875
                                                                   ------------
RETAIL TRADE &
 MERCHANDISING (4.4%)
Eckerd Corp. (a)......................................      65,000    2,900,625
Federated Department Stores,
 Inc. (a).............................................     147,000    4,042,500
Home Depot Inc........................................      50,000    2,393,750
Price/Costco, Inc. (a)................................     250,000    3,812,500
Smart & Final, Inc....................................     163,000    3,463,750
Staples Inc. (a)......................................      86,300    2,103,563
                                                                   ------------
                                                                     18,716,688
                                                                   ------------
TRANSPORTATION (3.2%)
Canadian National Railway Co. (a)(c)..................      22,500      337,500
Conrail Inc...........................................      63,500    4,445,000
Consolidated Freightways Inc..........................     100,000    2,650,000
Rollins Truck Leasing Corp............................     380,500    4,233,063
UNC Inc. (a)..........................................     300,000    1,800,000
                                                                   ------------
                                                                     13,465,563
                                                                   ------------
UTILITIES--ELECTRIC (0.9%)
CMS Energy Corp.......................................     135,000    4,033,125
                                                                   ------------
UTILITIES--TELEPHONE (4.0%)
Ameritech Corp. ......................................      80,000    4,720,000
Midcom Communication Inc. (a).........................     136,600    2,492,950
Paging Network, Inc. (a)..............................      60,000    1,462,500
Qualcomm Inc. (a).....................................      90,000    3,870,000
WorldCom Inc. (a).....................................     130,000    4,582,500
                                                                   ------------
                                                                     17,127,950
                                                                   ------------
Total Common Stocks
 (Cost $337,852,994)..................................              411,687,866
                                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        NEW YORK LIFE MFA
                                                        SERIES FUND, INC.
SHORT-TERM INVESTMENTS (3.7%)

                                                PRINCIPAL
                                                 AMOUNT           VALUE
                                               --------------------------------

COMMERCIAL PAPER (3.7%)
Amoco Corp.
 5.80%, due 1/2/96............................ $ 4,540,000     $  4,539,268
Associates Corp. of North America
 5.44%, due on demand (d).....................   2,050,000        2,050,000
Nike Corp.
 5.95%, due 1/5/96............................   4,780,000        4,776,840
Raython Co.
 5.95%, due 1/4/96............................   4,500,000        4,497,769
                                                               ------------
Total Short-Term Investments
 (Cost $15,863,877)...........................                   15,863,877
                                                               ------------
Total Investments
 (Cost $353,716,871) (f)......................       100.0%     427,551,743 (g)
Liabilities In Excess of
 Cash and Other Assets........................        (0.0)(e)      (44,922)
                                               -----------     ------------
Net Assets....................................       100.0%    $427,506,821
                                               ===========     ============

--------
(a) Non-income producing securities.
(b) ADR--American Depository Receipt.
(c) Security purchased, in accordance with the public offering, on an installment receipt basis. The initial payment was $12.00 per share with an obligation to pay $7.93 per share on November 16, 1996. If the security is sold prior to November 16, 1996, the purchaser assumes the obligation.
(d) Adjustable Rate. Rate shown is the rate in effect at December 31, 1995.
(e) Less than one tenth of a percent.
(f) The cost stated also represents the aggregate cost for Federal income tax purposes.
(g) At December 31, 1995 net unrealized appreciation was $73,834,872, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $83,763,599 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $9,928,727.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1995

ASSETS:
 Investment in securities, at value (Note 2)
  (identified cost $353,716,871).................................. $427,551,743
 Cash.............................................................        6,534
 Receivables:
 Dividends and interest...........................................      448,495
 Fund shares sold.................................................      280,848
 NYLIAC...........................................................       80,948
 Other assets.....................................................          971
                                                                   ------------
   Total assets...................................................  428,369,539
                                                                   ------------
LIABILITIES:
 Payables:
 Adviser..........................................................      262,817
 Recordkeeping....................................................      245,911
 Fund shares redeemed.............................................       91,803
 Administrator....................................................       35,851
 Directors........................................................        2,559
 Accrued expenses.................................................      223,777
                                                                   ------------
   Total liabilities..............................................      862,718
                                                                   ------------
 Net assets applicable to
  outstanding shares.............................................. $427,506,821
                                                                   ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.01 per share)
  100 million shares authorized................................... $    248,227
 Additional paid-in capital.......................................  353,423,722
 Net unrealized appreciation
  on investments..................................................   73,834,872
                                                                   ------------
 Net assets applicable to outstanding shares...................... $427,506,821
                                                                   ============
 Shares of capital stock outstanding..............................   24,822,737
                                                                   ============
 Net asset value per share outstanding............................ $      17.22
                                                                   ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1995

INVESTMENT INCOME:
 Income:
 Dividends (a).................................................... $  6,132,248
 Interest.........................................................    1,109,794
                                                                   ------------
   Total income...................................................    7,242,042
                                                                   ------------
 Expenses: (Note 2)
 Recordkeeping (Note 3)...........................................    1,347,572
 Advisory (Note 3)................................................      950,231
 Administration (Note 3)..........................................      760,185
 Shareholder communication........................................      279,150
 Auditing.........................................................       59,474
 Legal............................................................       30,782
 Directors........................................................       29,411
 Miscellaneous....................................................        9,851
                                                                   ------------
   Total expenses
    before reimbursement..........................................    3,466,656
 Expense reimbursement from
  Administrator (Note 3)..........................................   (1,110,083)
                                                                   ------------
   Net expenses...................................................    2,356,573
                                                                   ------------
 Net investment income............................................    4,885,469
                                                                   ------------
REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
 Net realized gain on investments.................................   34,444,510
 Net change in unrealized appreciation
  on investments..................................................   56,914,338
                                                                   ------------
 Net realized and unrealized gain
  on investments..................................................   91,358,848
                                                                   ------------
 Net increase in net assets resulting
  from operations................................................. $ 96,244,317
                                                                   ============

--------

(a) Dividends recorded net of foreign withholding taxes in the amount of $35,609.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO                                 NEW YORK LIFE MFA
STATEMENT OF CHANGES IN NET ASSETS                      SERIES FUND, INC.
For the years ended December 31, 1995
and December 31, 1994

                                                         1995          1994
                                                     --------------------------
INCREASE IN NET ASSETS:
 Operations:
 Net investment income.............................. $  4,885,469  $  4,561,447
 Net realized gain on investments...................   34,444,510    19,138,882
 Net change in unrealized appreciation on
  investments.......................................   56,914,338   (19,784,672)
                                                     ------------  ------------
 Net increase in net assets resulting from
  operations........................................   96,244,317     3,915,657
                                                     ------------  ------------
 Dividends and distributions to shareholders:
 From net investment income.........................   (4,897,272)   (4,567,801)
 From net realized gain on investments..............  (34,471,675)  (19,120,138)
                                                     ------------  ------------
   Total dividends and distributions to
    shareholders....................................  (39,368,947)  (23,687,939)
                                                     ------------  ------------
 Capital share transactions:
 Net proceeds from sale of shares...................   35,852,696    32,631,494
 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions....   39,368,947    23,687,939
                                                     ------------  ------------
                                                       75,221,643    56,319,433
 Cost of shares redeemed............................  (34,751,127)  (25,581,882)
                                                     ------------  ------------
  Increase in net assets derived from capital share
   transactions.....................................   40,470,516    30,737,551
                                                     ------------  ------------
  Net increase in net assets........................   97,345,886    10,965,269
NET ASSETS:
 Beginning of year..................................  330,160,935   319,195,666
                                                     ------------  ------------
 End of year........................................ $427,506,821  $330,160,935
                                                     ============  ============
 Accumulated undistributed net investment income.... $         --  $      2,749
                                                     ============  ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                               YEAR ENDED DECEMBER 31
                              1995          1994           1993           1992          1991
                          -----------------------------------------------------------------------
Net asset value at
 beginning of year......  $      14.69  $      15.64   $      15.53   $      15.57  $      13.00
                          ------------  ------------   ------------   ------------  ------------
Net investment income...          0.22          0.22           0.24           0.22          0.27
Net realized and
 unrealized gain (loss)
 on investments.........          4.06         (0.03)          1.88           1.72          4.10
                          ------------  ------------   ------------   ------------  ------------
Total from investment
 operations.............          4.28          0.19           2.12           1.94          4.37
                          ------------  ------------   ------------   ------------  ------------
Less dividends and
 distributions:
 From net investment
  income................         (0.22)        (0.22)         (0.25)         (0.22)        (0.29)
 From net realized gain
  on investments........         (1.53)        (0.92)         (1.76)         (1.76)        (1.51)
                          ------------  ------------   ------------   ------------  ------------
Total dividends and
 distributions..........         (1.75)        (1.14)         (2.01)         (1.98)        (1.80)
                          ------------  ------------   ------------   ------------  ------------
Net asset value at end
 of year................  $      17.22  $      14.69   $      15.64   $      15.53  $      15.57
                          ============  ============   ============   ============  ============
Total investment return.         29.16%         1.20%         13.71%         12.42%        33.62%
Ratios (to average net
 assets)/Supplemental
 Data:
 Net investment income..          1.29%         1.41%          1.42%          1.50%         1.78%
 Net expenses...........          0.62%         0.62%#         0.27%#         0.27%         0.29%
 Expenses (before
  reimbursement)........          0.91%         0.65%#         0.27%#         0.27%         0.29%
Portfolio turnover rate.           104%          108%           121%            82%          100%
Net assets at end of
 year (in 000's)........  $    427,507  $    330,161   $    319,196   $    272,834  $    204,147

--------
# At the MFA Series Fund, Inc.'s shareholders meeting on December 14, 1993, the shareholders voted to have the Growth Equity Portfolio assume certain admin-istrative and operating expenses of the Fund previously borne by New York Life.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS
NOTE 1--Organization and Business:
-------------------------------------------------------------------------------

New York Life MFA Series Fund, Inc. (the "Company") was incorporated under Maryland law on June 3, 1983. The Company is registered under the Investment Company Act of 1940, as amended, ("Investment Company Act") as an open-end diversified management investment company. Cash Management Portfolio, which commenced operations on January 29, 1993, and Bond and Growth Equity Portfolios, which commenced operations on January 23, 1984, (the "Funds") are separate series of the Company. Shares of the Funds are currently offered only to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Funds to, among others, New York Life Insurance and Annuity Corporation's MFA Separate Account I, MFA Separate Account II and VLI Separate Account ("Separate Accounts", collectively). The MFA Separate Accounts are used to fund multi-funded retirement annuity policies and the VLI Separate Account is used to fund variable life insurance policies issued by NYLIAC.

  Effective May 2, 1994, the name of the New York Life MFA Series Fund, Inc. Common Stock Portfolio changed to New York Life MFA Series Fund, Inc. Growth Equity Portfolio.

  The investment objectives for each of the Portfolios of the Company are as follows:

   Cash Management: to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

   Bond: to seek the highest income over the long term consistent with preser-vation of principal.

   Growth Equity: to seek long-term growth of capital with income as a second-ary consideration.

-------------------------------------------------------------------------------
NOTE 2--Significant Accounting Policies:
-------------------------------------------------------------------------------

The following is a summary of significant accounting policies followed by the
Company:

                                      (A)

VALUATION OF FUND SHARES. The net asset value per share of each Fund is calculated on every day the New York Stock Exchange is open for trading, except the day after Thanksgiving and Christmas Eve. Net asset value per share is calculated as of the regular close of the New York Stock Exchange (normally 4:00 P.M., Eastern time) for each Fund by dividing the current market value (amortized cost, in the case of Cash Management Portfolio) of the Fund's total assets, less liabilities, by the total number of outstanding shares of that Fund.

                                      (B)

SECURITIES VALUATION. Portfolio securities of Cash Management Portfolio are valued at amortized cost, which approximates market value. This method involves initially valuing an instrument at its cost and thereafter amortizing the premium or accreting the discount to income over the life of the security.

  Securities of each of the other Funds are stated at value determined (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the- counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market, at prices supplied by the pricing agent or brokers selected by the Adviser if these prices are deemed

                                                        NEW YORK LIFE MFA
                                                        SERIES FUND, INC.
to be representative of market values at the regular close of business of the New York Stock Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the regular close of business of the New York Stock Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures contracts are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be represen-tative of market values, but excluding money market instruments with a remain-ing maturity of sixty days or less and including restricted securities and se-curities for which no market quotations are available, at fair value in accor-dance with procedures approved by the Directors. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

  Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the New York Stock Exchange will not be reflected in the Funds' calculations of net asset values unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

                                      (C)

REPURCHASE AGREEMENTS. At the time the Funds enter into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the value of the underlying security, including accrued interest, is required during the term of the agreement to be equal to or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in a segregated account of the respective Funds' custodian. In the case of repurchase agreements exceeding one day, the market value of the underlying securities are monitored by the Adviser by pricing them daily. (Also see Note 5).

                                      (D)

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Company records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for all Funds are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first date of call.

                                      (E)

FEDERAL INCOME TAXES. Each of the Funds is treated as a separate entity for Federal income tax purposes. The Company's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

  Investment income received by a Fund from foreign sources may be subject to foreign income taxes withheld at the source.

                                      (F)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For Cash Management Portfolio, dividends are declared daily and paid monthly. Each of the other Funds intends to declare and pay, as a dividend, substantially all of their net investment income and net realized gains no less frequently than once a year.

  Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

                                      (G)

ORGANIZATION COSTS. Costs incurred in connection with the initial organization and registration of a Portfolio of the Company are amortized over 60 months beginning with the commencement of operations of the respective Portfolio. Organization costs for Cash Management Portfolio, paid by, and reimbursable to, NYLIAC, aggregated approximately $50,700. Such costs are being amortized beginning with the commencement of operations of the Portfolio on January 29, 1993. In the event that any of the initial shares purchased by NYLIAC are redeemed, proceeds of such redemption will be reduced by the proportionate amount of the unamortized deferred organizational expenses which the number of shares redeemed bears to the total number of initial shares purchased.

  All of the initial shares purchased by NYLIAC in Cash Management Portfolio were redeemed on February 21, 1995. (Also see Note 7 for further discussion of this redemption).

                                      (H)

EXPENSES. Expenses with respect to the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where allocations of direct expenses can otherwise fairly be made.

                                      (I)

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

-------------------------------------------------------------------------------
NOTE 3--Fees and Related Party Policies:
-------------------------------------------------------------------------------

                                      (A)

INVESTMENT ADVISORY AND ADMINISTRATION FEES. MacKay-Shields Financial Corporation ("MacKay-Shields") acts as investment adviser to Cash Management Portfolio under an Investment Advisory Agreement. MacKay-Shields is a registered investment adviser, a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). New York Life acts as investment adviser to Bond and Growth Equity Portfolios under an Investment Advisory agreement.

  NYLIAC is Administrator for the Company.

  The Company, on behalf of each Fund, pays the Advisers and Administrator a monthly fee for the services performed and the facilities furnished at an approximate annual rate of the average daily net assets of each Fund as follows:

                                                           ADVISER ADMINISTRATOR
                                                           ------- -------------
Cash Management Portfolio.................................  .25%       .20%
Bond Portfolio............................................  .25%       .20%
Growth Equity Portfolio...................................  .25%       .20%

                                                        NEW YORK LIFE MFA
                                                        SERIES FUND, INC.
  The Administrator has voluntarily agreed to assume the Funds' operating expenses through December 31, 1996, which on an annualized basis exceed the percentages indicated below, after which, the voluntary expense limitation may be terminated at any time.

Cash Management Portfolio.................................................. .62%
Bond Portfolio............................................................. .62%
Growth Equity Portfolio.................................................... .62%

  In connection with the expense limitation the Administrator assumed certain of the expenses of the Funds for the year ended December 31, 1995 as shown on the Statement of Operations.

                                      (B)

DIRECTORS FEES. Directors, other than those affiliated with New York Life, MacKay-Shields, Monitor, NYLIFE Distributors or NYLIFE Securities, are paid an annual fee of $16,000 and $750 for each Board meeting attended plus reimbursement for travel and out-of-pocket expenses. The Company allocates this expense in proportion to the net assets of the respective Funds.

                                      (C)

RECORDKEEPING FEES. NYLIAC provides recordkeeping services for Cash Management, Bond and Growth Equity Portfolios. For the year ended December 31, 1995 the Portfolios accrued recordkeeping fees as follows:

Cash Management Portfolio........................................... $  153,011
Bond Portfolio......................................................    710,786
Growth Equity Portfolio.............................................  1,270,983

NOTE 4--Federal Income Tax:
--------------------------------------------------------------------------------

At December 31, 1995, for Federal income tax purposes, capital loss carryforwards, as shown in the table below, are available to the extent provided by regulations to offset future realized gains of each respective Portfolio through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                                                  CAPITAL LOSS
                                                AVAILABLE THROUGH AMOUNT (000'S)
                                                ----------------- --------------
Cash Management Portfolio......................       2003            $    1
                                                                      ======
Bond Portfolio.................................       2002            $2,748
                                                                      ======

  Bond Portfolio utilized $4,716,932 of capital loss carryforwards during the current year.

--------------------------------------------------------------------------------
NOTE 5--Financial Investments:
--------------------------------------------------------------------------------

Each Portfolio may enter into repurchase agreements to earn income. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement.

--------------------------------------------------------------------------------
NOTE 6--Acquisition of Money Market Portfolio:
--------------------------------------------------------------------------------

On March 31, 1994, Cash Management Portfolio acquired all the net assets of Money Market Portfolio pursuant to a plan of reorganization approved by the shareholders of Cash Management and Money Market Portfolios on December 14, 1993. The acquisition was accomplished by a tax-free exchange of 37,601,126 shares of Cash Management Portfolio (valued at $37,601,126) for the 3,759,941 shares of Money Market Portfolio outstanding on March 31, 1994. Money Market's net assets at that date ($37,597,525) were combined with those of Cash Management Portfolio. The aggregate net assets of Cash Management and Money Market Portfolios immediately before the acquisition were $28,516,066 and $37,597,525, respectively. The combined net assets of Cash Management and Money Market Portfolios immediately after the acquisition were $66,113,591.

                                                        NEW YORK LIFE MFA
                                                        SERIES FUND, INC.

NOTE 7--Redemption by NYLIAC of Initial Investment:
--------------------------------------------------------------------------------

On February 21, 1995, NYLIAC redeemed all of its initial investment in Cash Management Portfolio. In connection with the redemption of the initial shares, NYLIAC reimbursed the Portfolio $28,042, which represented the unamortized deferred organization expense of the Portfolio on the date of the redemption.

--------------------------------------------------------------------------------
NOTE 8--Purchases and Sales of Securities (in 000's):
--------------------------------------------------------------------------------

During the year ended December 31, 1995, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                                                 BOND          GROWTH EQUITY
                                              PORTFOLIO          PORTFOLIO
                                          PURCHASES  SALES   PURCHASES  SALES
                                         --------------------------------------
U.S. Government Securities............... $161,939  $149,343 $     --  $     --
All others...............................   24,868    19,504  396,667   373,184
                                         --------------------------------------
Total.................................... $186,807  $168,847 $396,667  $373,184
                                         --------------------------------------
                                         --------------------------------------

--------------------------------------------------------------------------------
NOTE 9--Capital Share Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in capital shares throughout each year ended December 31, 1995 and December 31, 1994 were as follows:

                                      CASH MANAGEMENT    BOND     GROWTH EQUITY
                                         PORTFOLIO     PORTFOLIO    PORTFOLIO
                                       1995    1994   1995  1994   1995   1994
                                      -----------------------------------------
Shares sold.......................... 128,846  99,252 1,732 1,676  2,118  2,091
Shares issued in reinvestment of
 dividends and
 distributions.......................   3,588   2,011 1,080 1,165  2,286  1,616
Shares issued in connection with
 acquisition of
 Money Market Portfolio..............      --  37,601    --    --     --     --
                                      -----------------------------------------
                                      -----------------------------------------
                                      132,434 138,864 2,812 2,841  4,404  3,707
Shares redeemed...................... 115,710  94,481 2,397 2,776  2,060  1,642
                                      -----------------------------------------
                                      -----------------------------------------
Net increase (decrease)..............  16,724  44,383   415    65  2,344  2,065
                                      -----------------------------------------
                                      -----------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------
To the Board of Directors and Shareholders of New York Life MFA Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, includ-ing the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cash Management Portfolio, Bond Portfolio and Growth Equity Portfolio, (three of the ten portfolios con-stituting New York Life MFA Series Fund, Inc., hereafter referred to as the "Funds") at December 31, 1995, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with generally ac-cepted accounting principles. These financial statements and financial high-lights (hereafter referred to as "financial statements") are the responsibil-ity of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reason-able assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence support-ing the amounts and disclosures in the financial statements, assessing the ac-counting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by cor-respondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, pro-vide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 16, 1996

                                                        NEW YORK LIFE
                                                        MFA SERIES FUND, INC.

                             Officers and Directors
                      Richard M. Kernan, Jr., Chairman,
                       Chief Executive Officer and Director
                      Anne F. Pollack, President,
                       Chief Administrative Officer and Director
                      Michael J. Drabb, Director
                      Jill Feinberg, Director
                      Daniel Herrick, Director
                      Robert D. Rock, Director and Vice President
                      Roman L. Weil, Director
                      Richard W. Zuccaro, Tax Vice President
                      Anthony W. Polis, Treasurer
                      A. Thomas Smith III, Secretary
                      Marc J. Chalfin, Controller

                              Investment Advisers
                      MacKay-Shields Financial Corporation
                      New York Life Insurance Company

                                 Administrator
                      New York Life Insurance and Annuity Corporation

                                   Custodians
                      The Bank of New York
                      Chemical Bank

                            Independent Accountants
                      Price Waterhouse LLP

                                 Legal Counsel
                      Jorden Burt Berenson & Johnson LLP

The directors and officers of New York Life Insurance and Annuity Corporation (NYLIAC) are as follows:

          DIRECTORS:           PRINCIPAL OCCUPATION:
          ----------           ---------------------
 Jay S. Calhoun, III.........  Vice President and Treasurer of New York Life
                               Insurance Company; Vice President and Treasurer
                               of NYLIAC.
 Lee M. Gammill, Jr. ........  Vice Chairman and Director of New York Life
                               Insurance Company.
 Richard M. Kernan, Jr. .....  Executive Vice President and Chief Investment
                               Officer of New York Life Insurance Company.
 Gary R. McPhail.............  Executive Vice President of New York Life
                               Insurance Company; Executive Vice President of
                               NYLIAC.
 Robert D. Rock..............  Senior Vice President of New York Life Insurance
                               Company; Senior Vice President of NYLIAC.
 Frederick J. Sievert........  Executive Vice President of New York Life
                               Insurance Company; Executive Vice President of
                               NYLIAC.
 Stephen N. Steinig..........  Senior Vice President and Chief Actuary of New
                               York Life Insurance Company; Senior Vice
                               President and Chief Actuary of NYLIAC.
 Seymour Sternberg...........  President, Chief Operating Officer and Director
                               of New York Life Insurance Company; President of
                               NYLIAC.

Officers of NYLIAC who are not directors are as follows:

           OFFICERS:
           ---------
 Ralph P. Casale.............  Executive Vice President and Chief Marketing
                               Officer of New York Life Worldwide Holding,
                               Inc.; Vice President of NYLIAC.
 Marc J. Chalfin.............  Senior Vice President and Controller of New York
                               Life Insurance Company; Senior Vice President of
                               NYLIAC.
 William Y. Cheng............  Vice President of New York Life Insurance
                               Company; Vice President of NYLIAC.
 Henry A. Ciapas.............  Vice President and Actuary of New York Life
                               Insurance Company; Vice President of NYLIAC.
 John A. Cullen..............  Vice President of New York Life Insurance
                               Company; Vice President and Assistant Controller
                               of NYLIAC.
 Melvin J. Feinberg..........  Vice President and Actuary of New York Life
                               Insurance Company; Vice President of NYLIAC.
 Michael Gallo...............  Senior Vice President of New York Life Insurance
                               Company; Senior Vice President of NYLIAC.
 Solomon Goldfinger..........  Senior Vice President of New York Life Insurance
                               Company; Senior Vice President of NYLIAC.

                                                NEW YORK LIFE
                                                INSURANCE AND
                                                ANNUITY CORPORATION
                                                (A WHOLLY OWNED SUBSIDIARY OF
                                                NEW YORK LIFE INSURANCE COMPANY)

           OFFICERS:           PRINCIPAL OCCUPATION:
           ---------           ---------------------
 Jane L. Hamrick.............  Vice President and Actuary of New York Life
                               Insurance Company; Vice President and Actuary of
                               NYLIAC.
 Celia M. Holtzberg..........  Vice President of New York Life Insurance
                               Company; Vice President of NYLIAC.
 Jean E. Hoysradt............  Senior Vice President of New York Life Insurance
                               Company; Senior Vice President of NYLIAC.
 Robert Hynes................  Vice President of New York Life Insurance
                               Company; Senior Vice President of NYLIAC.
 Maryann L. Ingenito.........  Vice President of New York Life Insurance
                               Company; Vice President and Controller of
                               NYLIAC.
 Gerald Kaplan...............  Senior Vice President and Tax Counsel of New
                               York Life Insurance Company; Senior Vice
                               President and Tax Counsel of NYLIAC.
 Himi L. Kittner.............  Vice President of New York Life Insurance
                               Company; Vice President of NYLIAC.
 David J. Krystel............  Vice President of New York Life Insurance
                               Company; Vice President of NYLIAC.
 Thomas S. McArdle...........  Vice President of New York Life Insurance
                               Company; Vice President of NYLIAC.
 Daniel J. McKillop..........  Vice President of New York Life Insurance
                               Company; Vice President of NYLIAC.
 John R. Meyer...............  Vice President of New York Life Insurance
                               Company; Vice President of NYLIAC.
 Paul Morris.................  Senior Vice President of New York Life Insurance
                               Company; Senior Vice President of NYLIAC.
 Michael M. Oleske...........  Vice President of New York Life Insurance
                               Company; Vice President and Associate Tax
                               Counsel of NYLIAC.
 Frank J. Ollari.............  Senior Vice President of New York Life Insurance
                               Company; Senior Vice President of NYLIAC.
 Robert A. Slepicka..........  Vice President of New York Life Insurance
                               Company; Vice President of NYLIAC.
 Lawrence R. Stoehr..........  Vice President of New York Life Insurance
                               Company; Vice President of NYLIAC.
 George J. Trapp.............  Executive Vice President and Secretary of New
                               York Life Insurance Company; Secretary of
                               NYLIAC.
 Thomas J. Warga.............  Senior Vice President and General Auditor of New
                               York Life Insurance Company; Senior Vice
                               President and General Auditor of NYLIAC.
 Richard W. Zuccaro..........  Vice President of New York Life Insurance
                               Company; Vice President and Assistant Controller
                               of NYLIAC.

STATEMENT OF FINANCIAL POSITION
(Prepared from the Annual Statement filed with the Delaware Insurance Department)

                                                             DECEMBER 31,
                                                             1995    1994
                                                             ------------
                                                             (IN MILLIONS)
ASSETS:
 Bonds..................................................... $12,262 $11,141
 Mortgage loans............................................   1,062     969
 Preferred and common stocks...............................      64      69
 Real estate...............................................     141     119
 Policy loans..............................................     445     420
 Cash and short-term investments...........................     343     580
 Investment income due and accrued.........................     181     175
 Separate account assets...................................   1,444     971
 Other assets..............................................      35      55
                                                            ------- -------
  Total assets............................................. $15,977 $14,499
                                                            ======= =======
LIABILITIES AND STOCKHOLDER'S EQUITY:
LIABILITIES:
 Policy reserves........................................... $12,821 $12,100
 Deposit funds.............................................       7     --
 Policy proceeds deposited with the Company................      88      70
 Policy claims.............................................      79      67
 Payable to parent.........................................     202      41
 Securities sold under agreements to repurchase............      86     254
 Separate account liabilities..............................   1,396     905
 Other liabilities.........................................     256      92
 Interest maintenance reserve..............................      26      20
 Asset valuation reserve...................................     138     105
                                                            ------- -------
   Total liabilities.......................................  15,099  13,654
                                                            ------- -------
STOCKHOLDER'S EQUITY:
 Capital stock--par value $10,000 (20,000 shares autho-
  rized, 2,500 issued and outstanding).....................      25      25
 Additional paid-in capital................................     480     480
 Surplus...................................................     373     340
                                                            ------- -------
  Total stockholder's equity...............................     878     845
                                                            ------- -------
   Total liabilities and stockholder's equity.............. $15,977 $14,499
                                                            ======= =======

                See accompanying notes to financial statements.

                                                NEW YORK LIFE
                                                INSURANCE AND
STATEMENT OF OPERATIONS                         ANNUITY CORPORATION
(Prepared from the Annual Statement filed       (A WHOLLY OWNED SUBSIDIARY OF
with the Delaware Insurance Department)         NEW YORK LIFE INSURANCE COMPANY)

                                                        YEAR ENDED DECEMBER 31,
                                                         1995    1994    1993
                                                        -----------------------
                                                             (IN MILLIONS)
INCOME:
 Premiums.............................................  $ 1,348 $ 1,203 $ 1,321
 Net investment income................................    1,037   1,020   1,025
 Policy proceeds deposited with the Company...........      121     118      97
 Other income.........................................       41      39      16
                                                        ------- ------- -------
  Total income........................................    2,547   2,380   2,459
                                                        ------- ------- -------
BENEFITS AND EXPENSES:
 Benefit payments:
 Death benefits.......................................      117     117      88
 Annuity benefits.....................................      324     276     194
 Health and disability insurance benefits.............       23      20      18
 Surrender benefits...................................      650     718     802
 Payments of amounts previously deposited with the
  Company.............................................      111     107      72
                                                        ------- ------- -------
                                                          1,225   1,238   1,174
 Additions to policy reserves.........................      522     442     603
 Additions to other insurance reserves................      369     183     172
 Operating expenses...................................      276     250     215
                                                        ------- ------- -------
  Total benefits and expenses.........................    2,392   2,113   2,164
                                                        ------- ------- -------
Gain from operations before federal income taxes......      155     267     295
Federal income taxes..................................       60     105     129
                                                        ------- ------- -------
Net gain from operations..............................       95     162     166
Net realized capital gains (losses), after transfer-
 ring $23 million, ($25) million and $44 million of
 net realized capital gains (losses) to the interest
 maintenance reserve for 1995, 1994 and 1993,
 respectively.........................................       --       4     (61)
                                                        ------- ------- -------
Net income............................................  $    95 $   166 $   105
                                                        ======= ======= =======

                See accompanying notes to financial statements.

STATEMENT OF CHANGES IN SURPLUS
(Prepared from the Annual Statement filed with the Delaware Insurance Department)

                                                      YEAR ENDED DECEMBER 31,
                                                       1995     1994     1993
                                                      -----------------------
                                                           (IN MILLIONS)
Surplus, beginning of year........................... $   340  $   275  $   206
Net income...........................................      95      166      105
Net unrealized (losses) gains on investments.........      (1)      (1)      41
(Increase) decrease in asset valuation reserve.......     (33)     (27)       3
Dividend to stockholder..............................     --       (70)     (71)
Other adjustments, net...............................     (28)      (3)      (9)
                                                      -------  -------  -------
Surplus, end of year................................. $   373  $   340  $   275
                                                      =======  =======  =======



                See accompanying notes to financial statements.

                                                NEW YORK LIFE
                                                INSURANCE AND
STATEMENT OF CASH FLOWS                         ANNUITY CORPORATION
(Prepared from the Annual Statement filed       (A WHOLLY OWNED SUBSIDIARY OF
with the Delaware Insurance Department)         NEW YORK LIFE INSURANCE COMPANY)

                                                         YEAR ENDED DECEMBER
                                                                 31,
                                                          1995    1994    1993
                                                         -----------------------
                                                            (IN MILLIONS)
CASH FLOW FROM OPERATIONS:
 Premiums received.....................................  $1,339  $1,195  $1,338
 Net investment income received........................     978     959     950
 Other.................................................     347     350     113
                                                         ------  ------  ------
  Total received.......................................   2,664   2,504   2,401
                                                         ------  ------  ------
 Benefits and other payments...........................   1,207   1,228   1,173
 Operating expenses....................................     279     249     206
 Other.................................................     323     315     285
                                                         ------  ------  ------
  Total paid...........................................   1,809   1,792   1,664
                                                         ------  ------  ------
Net cash provided from operations......................     855     712     737
                                                         ------  ------  ------
Proceeds from investments sold.........................   2,415   3,137   2,839
Proceeds from investments matured or repaid............   1,307   1,579   2,669
Securities sold under agreements to repurchase.........   3,029   1,938   1,632
Securities repurchased.................................  (3,196) (1,833) (1,483)
Cost of investments acquired...........................  (4,846) (4,925) (6,320)
                                                         ------  ------  ------
Net cash used for investments..........................  (1,291)   (104)   (663)
                                                         ------  ------  ------
Dividend paid to stockholder...........................     --      (70)    (71)
                                                         ------  ------  ------
Other, net.............................................     199    (151)    (85)
                                                         ------  ------  ------
Net change in cash and short-term investments..........    (237)    387     (82)
Cash and short-term investments, beginning of year.....     580     193     275
                                                         ------  ------  ------
Cash and short-term investments, end of year...........  $  343  $  580  $  193
                                                         ======  ======  ======

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 1995 and 1994

NOTE 1--Nature of Operations:
-------------------------------------------------------------------------------

New York Life Insurance and Annuity Corporation ("NYLIAC"), a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"), is a stock life insurance company. NYLIAC offers a wide variety of interest sensi-tive insurance and annuity products to a large cross section of the total in-surance market. NYLIAC markets its products in all 50 of the United States, the District of Columbia and Taiwan, primarily through its agency force. In addition, NYLIAC markets Corporate Owned Life Insurance through independent brokers and brokerage general agents.

  The following companies are also direct, wholly owned subsidiaries of New York Life: New York Life and Health Insurance Company, NYLIFE Insurance Com-pany of Arizona and NYLIFE Inc.

-------------------------------------------------------------------------------
NOTE 2--Significant Accounting Policies:
-------------------------------------------------------------------------------

Basis of Presentation--The accompanying financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Delaware Insurance Department ("statutory accounting practices"). Statutory accounting practices are currently considered generally accepted accounting principles for mutual life insurance companies and their stock life subsidiaries, such as NYLIAC. The Financial Accounting Standards Board has issued an Interpretation which establishes a different definition of generally accepted accounting principles for mutual life insurance companies. Under that Interpretation, fi-nancial statements of mutual life insurance companies for periods beginning after December 15, 1995 which are prepared on the basis of statutory account-ing practices will no longer be characterized as in conformity with generally accepted accounting principles. Financial statements prepared in conformity with statutory accounting practices will continue to be required by insurance regulatory authorities.

  Management of NYLIAC has not yet determined the effect on its December 31, 1995 financial statements of applying the new Interpretation nor whether it will continue to present its general purpose financial statements in confor-mity with the statutory basis of accounting or adopt the accounting changes required in order to continue to present its financial statements in confor-mity with generally accepted accounting principles. If NYLIAC chooses to adopt the accounting changes required, the effect of the changes would be reported retroactively through restatement of all previously issued financial state-ments presented for comparative purposes. The cumulative effect of adopting these changes would be included in the earliest year restated.

  Investments--Investments are carried in accordance with methods and values prescribed by the National Association of Insurance Commissioners ("NAIC"). Bonds are generally stated at amortized cost. Preferred stocks are generally stated at cost. Common stocks are stated at market value. Mortgage loans on real estate are stated at cost or amortized cost, but at no time stated at more than the appraised value of the underlying collateral. Real estate is stated at the lower of cost less accumulated depreciation and encumbrances or market value, except for real estate joint ventures which are stated on an eq-uity basis. Depreciation of real estate (excluding foreclosed properties which are not depreciated) is calculated using the straight-line method over the es-timated lives of the assets (generally 30 years). Policy loans are stated at the aggregate balance due (which approximates fair value). Limited partnership investments (included in other assets) are stated on the equity basis. The value of invested assets has been adjusted for impairments that are other than temporary. Investment income is recorded on the accrual basis, except where collection is 90 days past due or is considered uncertain.

  Prepayment assumptions for loan-backed bonds were developed internally using a proprietary model; outside services were used for structured securities. The prospective adjustment method is used to adjust the amortization of premiums and discounts on such securities.

                                                NEW YORK LIFE
                                                INSURANCE AND
                                                ANNUITY CORPORATION
                                                (A WHOLLY OWNED SUBSIDIARY OF
                                                NEW YORK LIFE INSURANCE COMPANY)

  Derivative financial instruments used by NYLIAC to hedge exposure to inter-est rate and foreign currency fluctuations are accounted for on an accrual ba-sis. Gains and losses related to contracts that are effective hedges on spe-cific assets are deferred and recognized in income in the same period as gains and losses on the hedged asset.

  The Asset Valuation Reserve ("AVR") is required by insurance regulators to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate and other invested assets. Changes in the reserve are accounted for as direct increases or decreases in surplus. The Interest Maintenance Reserve ("IMR"), also required by insurance regulators, captures interest related realized gains and losses (net of taxes) on fixed income in-vestments (bonds, preferred stocks and mortgage loans) which are amortized into net investment income over the expected years to maturity of the invest-ments sold using the seriatim method for bonds and the grouped method for mortgage loans and preferred stock.

  Amounts payable or receivable under interest rate swap, commodity swap and interest rate floor agreements are recognized as investment income or expense when earned. Premiums paid for interest rate floor agreements are amortized into interest expense over the life of the agreement. Unamortized premiums are included in other assets in the Statement of Financial Position.

  Unrealized gains and losses on foreign exchange forward contracts are re-ported as other assets or liabilities, as appropriate. Realized gains and losses are recognized in net income upon termination of the contracts.

  Premiums and Related Expenses--Premiums are taken into income over the pre-mium-paying period of the policies. Commissions and other costs associated with acquiring new business are charged to operations as incurred.

  Policy Reserves--Policy reserves are based on mortality tables and valuation interest rates which are consistent with statutory requirements and are de-signed to be sufficient to provide for contractual benefits.

  Federal Income Taxes--Provision is made for federal income taxes estimated to be payable to New York Life under a tax allocation agreement, including an allocation of the equity base tax. Adjustments to such estimates, including those related to the true-up or true-down of the equity base tax, are recorded in gain from operations when known. Realized gains and losses are reported af-ter adjustment for the associated federal income tax.

  Change in Accounting Policy for the Equity Base Tax--Each year, an estimated Differential Earnings Rate (DER) is used to determine the equity base tax re-ported in the annual statement as part of gain from operations for that year. When the final DER is known, NYLIAC records a true-up or true-down adjustment for the difference between the estimated and final DER.

  Based on recent NAIC discussions of this item, NYLIAC changed that policy to accelerate the recognition of the DER adjustment by one year and to record DER adjustments through net gain. Previously, NYLIAC recorded such adjustments di-rectly to surplus. The effect of this change, including $18,000,000 for the effect of adjusting for prior years, was an increase to net gain of $12,000,000, and a decrease to surplus of $15,000,000.

  Separate Accounts--NYLIAC has established separate accounts with varying in-vestment objectives which are segregated from NYLIAC's general account and are maintained for the benefit of separate account contractholders and NYLIAC. Separate account assets are generally stated at market value. The liability for separate accounts represents contractholders' interests in the separate account assets, including accumulated net investment income and realized and unrealized gains and losses on those assets. Separate account liabilities gen-erally reflect market value.

  Nonadmitted Assets--Under statutory accounting practices, certain assets are designated as "nonadmitted assets" and are not included in the Statement of Financial Position.

  Fair Values of Financial Instruments--Fair values of various assets and lia-bilities are included throughout the notes to financial statements. Specifi-cally, fair value disclosure of bonds, mortgage loans, and cash and short-term investments is reported in Note 3. Fair values for insurance liabilities (pol-icy reserves) are reported in Note 7. Fair values for derivative financial in-struments are included in Note 12.

  Permitted Statutory Accounting Practices--NYLIAC prepares its statutory fi-nancial statements in accordance with accounting principles and practices pre-scribed or permitted by the Delaware Insurance Department. Prescribed statu-tory accounting practices include state laws and regulations along with NAIC regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the fu-ture. Furthermore, the NAIC has started a project to codify statutory account-ing practices, the result of which is expected to constitute the only source of "prescribed" statutory accounting practices. Accordingly, that project, which is expected to be completed in 1997, will likely change the definition of what comprises prescribed versus permitted statutory accounting practices, and may result in changes to the accounting policies that insurance enter-prises use to prepare their statutory financial statements. NYLIAC has no ma-terial permitted statutory accounting practices.

  Business Risks and Uncertainties--The preparation of financial statements of life insurance enterprises requires management to make estimates and assump-tions that affect the reported amounts of assets and liabilities at the date of the financial statements. As a provider of life insurance and annuity prod-ucts, NYLIAC's operating results in any given period depend on estimates of policy reserves required to provide for future policyowner benefits.

  The development of policy reserves for NYLIAC's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, ex-pense and investment experience. Such estimates are primarily based on histor-ical experience and, in many cases, state insurance laws require specific mor-tality, morbidity and investment assumptions to be used by NYLIAC. Actual re-sults could differ materially from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related reserve estimates.

  NYLIAC regularly invests in mortgage backed securities and other securities subject to prepayment and call risk. Significant changes in prevailing inter-est rates may adversely affect the timing and amount of cash flows on such se-curities. In addition, the amortization of market discount and accretion of market premium for mortgage backed securities is based on historical experi-ence and estimates of future payment speeds on the underlying mortgage loans. Actual prepayment speeds will differ from original estimates and may result in material adjustments to amortization or accretion recorded in future periods.

  NYLIAC distributes a Corporate Owned Life Insurance product to targeted cor-porate customers, primarily banks, through individual brokers and brokerage general agents. Sales of this product by one broker generated $270,000,000 of premium income in 1995, which represents 20% of NYLIAC's total premium income.

  As a subsidiary of a mutual insurance company, NYLIAC is subject to a tax on its equity base. The rates applied to NYLIAC's equity base are determined an-nually by the Internal Revenue Service after comparison of mutual life insur-ance company earnings for the year to the average earnings of the 50 largest stock life insurance companies for the prior three years. Due to the timing of earnings information, estimates of the current year's tax must be made by man-agement. The ultimate amounts of equity base tax incurred may vary consider-ably from the original estimates. (See Note 2--Federal Income Taxes and Change in Accounting Policy for the Equity Base Tax).

-------------------------------------------------------------------------------
NOTE 3--Investments
-------------------------------------------------------------------------------

Bonds--Fair values of bonds as shown below are based on published market val-ues, if available. For investments without readily ascertainable market val-ues, fair value has been determined using one of the following sources: market dealer quotations, a discounted cash flow approach, or a proprietary matrix pricing model. Fair values do not necessarily represent the values for which these securities could have been sold at December 31, 1995 or 1994; therefore, care should be exercised in drawing any conclusions from these fair values. The method for determining statement values is described in Note 2.

                                                NEW YORK LIFE
                                                INSURANCE AND
                                                ANNUITY CORPORATION
                                                (A WHOLLY OWNED SUBSIDIARY OF
                                                NEW YORK LIFE INSURANCE COMPANY)

  At December 31, 1995 and 1994, the maturity distribution of bonds was as follows (in millions):

                                   1995                1994
                            ------------------- -------------------
                                      ESTIMATED           ESTIMATED
                            STATEMENT   FAIR    STATEMENT   FAIR
                              VALUE     VALUE     VALUE     VALUE
                            --------- --------- --------- ---------
Due in one year or less...   $   756   $   763   $   218   $   218
Due after one year through
 five years...............     3,012     3,082     3,267     3,179
Due after five years
 through ten years........     1,853     1,957     1,901     1,801
Due after ten years.......     1,863     2,042     1,916     1,795
Asset-backed securities:
 Government or government
  agency..................     4,089     4,233     3,310     3,128
 Other....................       689       720       529       523
                             -------   -------   -------   -------
  Total...................   $12,262   $12,797   $11,141   $10,644
                             =======   =======   =======   =======

  At December 31, 1995 and 1994, the distribution of unrealized gains and losses on bonds was as follows (in millions):

                                                              1995
                                                --------------------------------
                                                                       ESTIMATED
                                                STATEMENT                FAIR
                                                  VALUE   GAINS LOSSES   VALUE
                                                --------- ----- ------ ---------
U.S. Treasury and U.S. Government corporations
 and agencies.................................   $ 1,840  $ 82   $  2   $ 1,920
U.S. agencies, state and municipal............     3,563   150      8     3,705
Foreign governments...........................       324    20      1       343
Corporate.....................................     5,846   274     11     6,109
Other.........................................       689    32      1       720
                                                 -------  ----   ----   -------
  Total.......................................   $12,262  $558   $ 23   $12,797
                                                 =======  ====   ====   =======
                                                              1994
                                                --------------------------------
                                                                       ESTIMATED
                                                STATEMENT                FAIR
                                                  VALUE   GAINS LOSSES   VALUE
                                                --------- ----- ------ ---------
U.S. Treasury and U.S. Government corporations
 and agencies.................................   $ 1,679  $ 10   $ 96   $ 1,593
U.S. agencies, state and municipal............     2,965    14    193     2,786
Foreign governments...........................       298     4     21       281
Corporate.....................................     5,670    60    269     5,461
Other.........................................       529    10     16       523
                                                 -------  ----   ----   -------
  Total.......................................   $11,141  $ 98   $595   $10,644
                                                 =======  ====   ====   =======

  Mortgage Loans--NYLIAC attempts to minimize the risk of investing in mort-gage loans by diversification of geographic locations and types of properties, collateralization of mortgage loans based on management's credit assessment of the borrower, and by traditionally requiring loan-to-value ratios of 75% or less on new loans. The maximum and minimum lending rates for mortgage loans during 1995 were: commercial loans, 9.50% and 7.25% (9.50% and 6.80% for 1994); residential loans, 7.24% and 7.19% (no residential loans for 1994).

  At December 31, 1995 and 1994, the distribution of the mortgage loan portfo-lio by geographic location and property type was as follows (in millions):

                                                    1995             1994
                                               ---------------  ---------------
                                               STATEMENT % OF   STATEMENT % OF
                                                 VALUE   TOTAL    VALUE   TOTAL
                                               --------- -----  --------- -----
Geographic Distribution:
 Middle Atlantic..............................  $  421    39.7%   $432     44.6%
 South Atlantic...............................     275    25.9     202     20.8
 Pacific......................................     132    12.4     140     14.4
 East North Central...........................     132    12.4     130     13.4
 West South Central...........................      52     4.9      15      1.6
 East South Central...........................      22     2.1      29      3.0
 Mountain.....................................      15     1.4      13      1.4
 New England..................................      12     1.1       7       .7
 West North Central...........................       1      .1       1       .1
                                                ------   -----    ----    -----
  Total.......................................  $1,062   100.0%   $969    100.0%
                                                ======   =====    ====    =====
Property Type:
 Office Building..............................  $  696    65.5%   $649     67.0%
 Retail.......................................     185    17.4     166     17.1
 Apartments...................................     152    14.3     125     12.9
 Industrial...................................      21     2.0      29      3.0
 Residential..................................       8      .8      --       --
                                                ------   -----    ----    -----
  Total.......................................  $1,062   100.0%   $969    100.0%
                                                ======   =====    ====    =====

  At December 31, 1995 and 1994, anticipated maturities in NYLIAC's mortgage loan portfolio were as follows (in millions):

                                                                     1995  1994
                                                                    ------ ----
       Due in one year or less..................................... $   84 $142
       Due after one year through five years.......................    398  345
       Due after five years through ten years......................    460  408
       Due after ten years.........................................    120   74
                                                                    ------ ----
         Total..................................................... $1,062 $969
                                                                    ====== ====

  Fair values for the mortgage loan portfolio at December 31, 1995 and 1994 were estimated to be $1,103,000,000 and $946,000,000, respectively, and were determined by discounting the projected cash flow for each individual loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities. As mortgage loans are generally intended to be held to maturity and fair values do not necessarily represent the values for which these loans could have been sold at December 31, 1995 or 1994, care should be exercised in drawing any conclusions from these fair values. The method of de-termining statement values is described in Note 2.

                                                NEW YORK LIFE
                                                INSURANCE AND
                                                ANNUITY CORPORATION
                                                (A WHOLLY OWNED SUBSIDIARY OF
                                                NEW YORK LIFE INSURANCE COMPANY)

  Real Estate--At December 31, 1995 and 1994, NYLIAC's real estate portfolio, at statement value, consisted of the following (in millions):

                                                                      1995 1994
                                                                      ---- ----
       Commercial:
        Investment................................................... $101 $ 90
        Acquired through foreclosure.................................   40   29
                                                                      ---- ----
         Total real estate........................................... $141 $119
                                                                      ==== ====

  Accumulated depreciation on real estate at December 31, 1995 amounted to $5,033,000 ($2,379,000 for 1994). Depreciation expense for 1995 was $2,654,000
($1,729,000 for 1994 and $699,000 for 1993), and was recorded as an investment expense.

  Cash and Short-Term Investments--Short-term investments consist of securi-ties that have maturities of one year or less at acquisition. The carrying amount reported in the Statement of Financial Position for cash and short-term investments approximates fair value.

-------------------------------------------------------------------------------
NOTE 4--Investment Income and Capital Gains and Losses
-------------------------------------------------------------------------------

The components of net investment income for the years ended December 31, 1995, 1994 and 1993 were as follows (in millions):

                                                            1995   1994   1993
                                                           ------ ------ ------
       Bonds.............................................. $  887 $  877 $  881
       Mortgage loans.....................................     83     86     98
       Preferred and common stocks........................      3      5      7
       Real estate........................................     19     15     11
       Policy loans.......................................     34     31     29
       Short-term investments.............................     25     13      8
       Amortization of IMR................................     16     10      3
       Other..............................................      5      9      9
                                                           ------ ------ ------
         Gross investment income..........................  1,072  1,046  1,046
       Investment expenses................................     35     26     21
                                                           ------ ------ ------
         Net investment income............................ $1,037 $1,020 $1,025
                                                           ====== ====== ======

  For the years ended December 31, 1995, 1994 and 1993 realized capital gains and losses were as follows (in millions):

                                             1995          1994           1993
                                         ------------  -------------  ------------
                                         GAINS LOSSES  GAINS  LOSSES  GAINS LOSSES
                                         ----- ------  -----  ------  ----- ------
Bonds................................... $ 62  $ (31)  $ 94   $(132)  $ 99  $(115)
Mortgage loans..........................    4     (8)     1      --      2     --
Preferred and common stocks.............   16     (6)     6      (1)     7     --
Real estate.............................   --     (1)    --      (3)    --     (3)
Derivative instruments..................  102   (103)     4     (14)    --     --
Other assets............................   10     (3)     5      --      3    (13)
                                         ----  -----   ----   -----   ----  -----
                                         $194  $(152)  $110   $(150)  $111  $(131)
                                         ====  =====   ====   =====   ====  =====
Net realized capital gains (losses)
 before capital gains tax and transfers
 to the IMR.............................   42           (40)                  (20)
Less:
 Capital gains tax (benefit)............   19           (19)                   (3)
 Gains (losses) transferred to the IMR..   23           (25)                   44
                                         ----          ----                 -----
Net realized capital gains (losses)
 after capital gains tax and transfers
 to the IMR............................. $  0          $  4                 $ (61)
                                         ====          ====                 =====

  Proceeds from investments in bonds sold, matured or repaid were $3,395,000,000, $4,520,000,000 and $5,197,000,000 for the years ended December
31, 1995, 1994 and 1993, respectively.

-------------------------------------------------------------------------------
NOTE 5--Dividends to Stockholder
-------------------------------------------------------------------------------

No dividends were declared or paid to New York Life in 1995. In 1994 and 1993, NYLIAC declared and paid dividends of $70,000,000 and $71,000,000, respective-ly, to New York Life. These dividends were paid from current year earnings, as permitted by the Delaware Insurance Department.

-------------------------------------------------------------------------------
NOTE 6--Service Agreement with New York Life
-------------------------------------------------------------------------------

New York Life provides NYLIAC with services and facilities for the sale of in-surance and other activities related to the business of insurance. NYLIAC re-imburses New York Life for the identified costs associated with these services and facilities under the terms of a Service Agreement between New York Life and NYLIAC. Such costs, amounting to $166,000,000 for the year ended December 31, 1995 ($147,000,000 for 1994 and $124,000,000 for 1993) are reflected in operating expenses and net investment income in the accompanying Statement of Operations.

  In 1993, the NAIC approved a new accounting treatment for postretirement benefits other than pensions which requires the reporting of expected future benefit costs (primarily life and health benefits) for retirees and fully eli-gible active employees. The liabilities for postretirement benefits are held by New York Life. However, NYLIAC was allocated $5,000,000 for its share of the net periodic postretirement benefits expense in 1995 ($5,000,000 and $6,000,000 in 1994 and 1993, respectively) under the provisions of the service agreement.

-------------------------------------------------------------------------------
NOTE 7--Insurance Liabilities
-------------------------------------------------------------------------------

Policy Reserves and Deposit Funds--Reserves for life insurance policies are maintained principally using the 1958 and 1980 Commissioners' Standard Ordi-nary (CSO) Mortality Tables under the Commissioners' Reserve Valuation Method
(CRVM) with valuation interest rates ranging from 4% to 6.5%. Reserves for an-nuities are based principally on 1971 Individual Annuity and 1983-a Mortality Tables and the Commissioners' Annuity Reserve Valuation Method (CARVM), with valuation interest rates ranging from 4% to 10%. Generally, owners of NYLIAC deferred annuities are able, at their discretion, to withdraw funds from their policies.

                                                NEW YORK LIFE
                                                INSURANCE AND
                                                ANNUITY CORPORATION
                                                (A WHOLLY OWNED SUBSIDIARY OF
                                                NEW YORK LIFE INSURANCE COMPANY)

  The following table reflects the withdrawal characteristics of annuity re-serves and deposit funds (in millions):

                                                           1995         1994
                                                       ------------ ------------
                                                              % OF         % OF
                                                       AMOUNT TOTAL AMOUNT TOTAL
                                                       ------ ----- ------ -----
Subject to discretionary withdrawal:
 With market value adjustment......................... $   --   --% $   --   --%
 At book value less surrender charge of 5% or more....  1,730   19   1,289   16
 Market value.........................................  1,303   14     862   10
                                                       ------  ---  ------  ---
Total with adjustment or at market value..............  3,033   33   2,151   26
 At book value without adjustment (minimal or no
  charge or adjustment)...............................  5,875   65   6,064   72
 Not subject to discretionary withdrawal provisions...    189    2     184    2
                                                       ------  ---  ------  ---
  Total annuity reserves and deposit fund liabilities. $9,097  100% $8,399  100%
                                                       ======  ===  ======  ===

  NYLIAC's liabilities under investment-type contracts, primarily deferred an-nuities, of $7,614,000,000 and $7,343,000,000 at December 31, 1995 and 1994,
respectively, are included in policy reserves on the Statement of Financial Position. Fair value of these liabilities at December 31, 1995 is approxi-mately $7,619,000,000 (statement value at December 31, 1994 generally reflects fair value).

  Liability for Unpaid Accident and Health Claims and Claim Adjustment Ex-penses--Activity in the liability for unpaid accident and health claims and claim adjustment expenses is summarized as follows (in millions):

                                                                       1995 1994
                                                                       ---- ----
Net Balance at January 1.............................................. $20  $18
Incurred related to:
 Current Year.........................................................  22   20
 Prior Year...........................................................  --   --
                                                                       ---  ---
 Total Incurred.......................................................  22   20
                                                                       ---  ---
Paid related to:
 Current Year.........................................................  --   --
 Prior Year...........................................................  20   18
                                                                       ---  ---
 Total Paid...........................................................  20   18
                                                                       ---  ---
Net Balance at December 31............................................ $22  $20

-------------------------------------------------------------------------------
NOTE 8--Separate Accounts
-------------------------------------------------------------------------------

NYLIAC maintains seven nonguaranteed separate accounts for its variable de-ferred annuity and variable universal life products. The assets of the sepa-rate accounts represent shares of New York Life sponsored MFA Series Fund and Acacia Capital Corporation Calvert Socially Responsible Portfolio as follows (in millions):

                                                   1995              1994
                                             ----------------- -----------------
                                             NO. OF  STATEMENT NO. OF  STATEMENT
   PORTFOLIO                                 SHARES    VALUE   SHARES    VALUE
   ---------                                 ------- --------- ------- ---------
Growth Equity...............................  24.823  $  428    22.479   $330
Bond........................................  17.514     235    17.099    207
Capital Appreciation........................  15.784     244     9.952    114
Indexed Equity..............................   7.776     105     6.088     63
Total Return................................  14.699     195    11.562    122
Government..................................   6.477      65     6.691     62
Cash Management.............................  88.930      89    72.526     73
International Equity........................   1.435      15        --     --
High Yield Corporate Bond...................   4.105      43        --     --
Value.......................................   2.109      24        --     --
Socially Responsible........................    .356       1        --     --
                                             -------  ------   -------   ----
  Total..................................... 184.008  $1,444   146.397   $971
                                             =======  ======   =======   ====

  During the second quarter of 1996, NYLIAC is expected to offer for sale a new variable product, Corporate Owned Life Insurance Variable Universal Life, for the purpose of investing payments received under new variable universal life contracts issued by NYLIAC.

  NYLIAC's total investment in the separate accounts was $48,000,000 and $64,000,000 at December 31, 1995 and 1994, respectively.

  Variable separate accounts held by NYLIAC for Individual Life and Annuity policies represent nonguaranteed funds. The assets of these accounts are car-ried at market value.

  The following is a reconciliation of net transfers from NYLIAC to the Sepa-rate Accounts (in millions):

                                                            1995   1994   1993
                                                            -----  -----  ----
       Transfers as reported in Summary of Operations of
        the Separate Accounts Statement:
         Transfers to Separate Accounts...................  $ 404  $ 312  $215
         Transfers from Separate Accounts.................   (174)  (143)  (69)
                                                            -----  -----  ----
        Net transfers to Separate Accounts................  $ 230  $ 169  $146
                                                            =====  =====  ====
       Transfers as reported in "additions to other
        insurance reserves" on the Statement of Operations
        of NYLIAC.........................................  $ 230  $ 169  $146
                                                            =====  =====  ====

-------------------------------------------------------------------------------
NOTE 9--Federal Income Taxes
-------------------------------------------------------------------------------

NYLIAC is a member of an affiliated group which joins in the filing of a con-solidated federal income tax return with New York Life. The consolidated in-come tax liability is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that NYLIAC is allocated its share of the consolidated tax provision or benefit, including the equity base tax, determined generally on a separate return ba-sis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable in the consolidated group. Estimated pay-ments for taxes are made between the members of the consolidated group during the year.

                                                NEW YORK LIFE
                                                INSURANCE AND
                                                ANNUITY CORPORATION
                                                (A WHOLLY OWNED SUBSIDIARY OF
                                                NEW YORK LIFE INSURANCE COMPANY)


  At December 31, 1995 and 1994, federal income taxes payable to New York Life were $62,000,000 and $19,000,000, respectively.

  Set forth below is a reconciliation of the statutory federal income tax rate to the effective tax rate for 1995, 1994 and 1993:

                                                              1995  1994  1993
                                                              ----  ----  ----
      Statutory federal income tax rate...................... 35.0% 35.0% 35.0%
      Exempt interest........................................ (1.7) (2.8) (1.0)
      Allocable share of equity base tax imposed on New York
       Life:
       Current year estimate.................................  5.0   2.7   2.3
       Change in accounting policy........................... (8.0)   --    --
      Deferred acquisition costs.............................  8.3   6.0   5.6
      Increase (decrease) in statutory reserves in excess of
       increase in tax reserves..............................  1.6  (1.5)  2.1
      Other.................................................. (1.4)  (.1)  (.2)
                                                              ----  ----  ----
        Effective tax rate................................... 38.8% 39.3% 43.8%
                                                              ====  ====  ====

-------------------------------------------------------------------------------
NOTE 10--Reinsurance
-------------------------------------------------------------------------------

NYLIAC enters into reinsurance agreements in the normal course of its insurance business to reduce overall risks. NYLIAC remains liable for reinsurance ceded if the reinsurer fails to meet its obligations on the business it has assumed. Life insurance reinsured was 11% and 9% of total life insurance in-force at December 31, 1995 and 1994, respectively.

  In 1994, NYLIAC entered into a coinsurance/modified coinsurance reinsurance agreement, covering a specific block of NYLIAC's Single Premium Multi-Life Corporate Owned Life Insurance business. In 1995, this treaty was amended to cover 1995 and future years' business. In 1995, NYLIAC ceded $216,000,000 in premiums ($220,000,000 in 1994) reduced by an experience refund of $8,000,000 ($4,000,000 in 1994). In addition, in 1995 NYLIAC recorded a commission and expense allowance of $22,000,000 ($22,000,000 in 1994), a modco reserve ad-justment of $185,000,000 ($194,000,000 in 1994), and a reserve credit of $43,000,000 ($22,000,000 in 1994), related to the coinsurance portion of the agreement.

  A group reinsurance agreement between NYLIAC and New York Life was approved by the New York State Insurance Department in 1981 and was terminated effec-tive December 31, 1995. Under the terms of the agreement, NYLIAC assumed the liabilities for group health long-term disability policies issued by New York Life. NYLIAC assumed premiums of $29,000,000, $26,000,000 and $25,000,000 for the years 1995, 1994 and 1993, respectively. A settlement is made between the companies in the subsequent year. In 1995, NYLIAC received $4,000,000 from New York Life (NYLIAC paid $1,000,000 and received $24,000,000 from New York Life in 1994 and 1993, respectively), consisting of premiums due to NYLIAC of $32,000,000 ($33,000,000 in 1994 and $41,000,000 in 1993), reduced by a bene-
fit reimbursement of $20,000,000 ($18,000,000 in 1994 and $15,000,000 in 1993)
and an experience refund of $8,000,000 ($16,000,000 in 1994 and $2,000,000 in
1993).

  As a result of the termination, NYLIAC will transfer an amount to New York Life equal to the reserves held to support the claims of those disabled lives. At December 31, 1995 NYLIAC established a liability to New York Life of $119,000,000 for the transfer of such reserves.

NOTE 11--Other Adjustments to Surplus
-------------------------------------------------------------------------------

Other adjustments in the Statement of Changes in Surplus include principally the effects of the following:


  For 1995: (1) $18,000,000 decrease due to a change in accounting policy for the equity base tax (see Note 2); (2) $14,000,000 decrease due to a change in valuation basis; (3) $10,000,000 increase due to the change in separate ac-count surplus; (4) $3,000,000 decrease due to an increase in nonadmitted as-sets; and (5) $3,000,000 decrease resulting from an increase in the liability for federal income taxes of prior years.

  For 1994: (1) $6,000,000 decrease due to an increase in nonadmitted assets;
(2) $5,000,000 increase resulting from a decrease in the liability for federal income taxes of prior years; and (3) $2,000,000 decrease due to the change in separate account surplus.

  For 1993: (1) $18,000,000 decrease due to an adjustment to the Agents' Pro-gress Sharing Plan liability; (2) $6,000,000 increase due to the change in separate account surplus; (3) $5,000,000 increase resulting from a decrease in the liability for federal income taxes of prior years; and (4) $1,000,000 de-crease due to the funding of the New York Life Foundation.

-------------------------------------------------------------------------------
NOTE 12--Derivative Financial Instruments and Risk Management
-------------------------------------------------------------------------------

NYLIAC uses derivative financial instruments to manage interest rate, currency and market risk. These derivative financial instruments include foreign ex-change forward contracts, interest rate floors, and interest rate and commod-ity swaps. NYLIAC does not engage in derivative financial instrument transac-tions for the purpose of trading.

  Notional or contractual amounts of derivative financial instruments provide only a measure of involvement in these types of transactions and do not repre-sent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments which relate to interest rates, exchange rates, or other financial indices.

  Interest Rate Risk Management--NYLIAC enters into various types of interest rate contracts primarily to minimize exposure of specific assets held by NYLIAC to fluctuations in interest rates.

  The following table summarizes the notional amounts and credit exposures of interest rate related derivative transactions (in thousands):

                                                   1995              1994
                                             ----------------- -----------------
                                             NOTIONAL  CREDIT  NOTIONAL  CREDIT
                                              AMOUNT  EXPOSURE  AMOUNT  EXPOSURE
                                             -------- -------- -------- --------
Interest Rate Swaps......................... $ 50,000    --    $ 80,000  $2,636
Floors Purchased............................ $150,000    --    $150,000  $   15

  Interest rate swaps are agreements with other parties to exchange, at speci-fied intervals, the difference between fixed- rate and floating-rate interest amounts calculated by reference to an agreed notional amount. Swap contracts outstanding at December 31, 1995 are between ten months and eight years, seven months in maturity. At December 31, 1994 such contracts are between seven months and eight years, seven months in maturity. NYLIAC does not act as an intermediary or broker in interest rate swaps.

                                                NEW YORK LIFE
                                                INSURANCE AND
                                                ANNUITY CORPORATION
                                                (A WHOLLY OWNED SUBSIDIARY OF
                                                NEW YORK LIFE INSURANCE COMPANY)

  The following table shows the type of swaps used by NYLIAC and the weighted average interest rates. Average variable rates are based on the rates which determine the last payment received or paid on each contract; those rates may change significantly, affecting future cash flows.

                                     1995     1994
                                    -------  -------
       Receive--fixed swaps--
        Notional amount (in
        thousands)................. $15,000  $45,000
           Average receive rate....    7.93%    8.30%
           Average pay rate........    7.39%    5.85%
       Pay--fixed swaps--Notional
        amount (in thousands)...... $35,000  $35,000
           Average pay rate........    7.46%    7.46%
           Average receive rate....    6.02%    5.74%

  During the term of the swap, net settlement amounts are recorded as invest-ment income or expense when earned. Fair values of interest rate swaps at De-cember 31, 1995 and 1994 were $(2,298,000) and $1,760,000 respectively, based on quoted market prices.

  Interest rate floor agreements entitle NYLIAC to receive amounts from counterparties based upon the difference between a strike price and current interest rates. Such agreements serve as hedges against declining interest rates on a portfolio of assets.

  Premiums paid for interest rate floor agreements purchased are included in other assets in the Statement of Financial Position and are amortized into in-terest expense over the terms of the agreements. At December 31, 1995 and 1994, unamortized premiums amounted to $597,000 and $672,000, respectively. Amounts received during the term of interest rate floor agreements are re-corded as investment income. Fair values of interest rate floors at December 31, 1995 and 1994 were $395,000 and $15,000, respectively, based on quoted market prices.

  NYLIAC is exposed to credit-related losses in the event that a counterparty fails to perform its obligations under contractual terms. The credit exposure of derivative financial instruments is represented by the sum of the fair val-ues of contracts with each counterparty, if the net value is positive, at the reporting date.

  NYLIAC deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations. NYLIAC has controls in place to monitor credit exposures by limiting transactions with specific counterparties within specified dollar limits and assessing the future credit-worthiness of counterparties. NYLIAC uses master netting agreements and ad-justs transaction levels, when appropriate, to minimize risk.

  Foreign Exchange Risk Management--NYLIAC enters into foreign exchange for-ward contracts primarily as a portfolio hedge against foreign currency fluctu-ations. The purpose of NYLIAC's foreign currency hedging activities is to pro-tect it from the risk that eventual dollar net cash inflows from investment income, or the eventual sale, of a foreign currency denominated investment, will be adversely affected by changes in exchange rates.

  NYLIAC's foreign exchange forward contracts involve the exchange of two cur-rencies at a specified future date and at a specified price. The average term of the contracts is three to six months.

  The table below summarizes, by major currency, the contractual amounts of NYLIAC's foreign exchange forward contracts. The amounts represent the U.S. dollar equivalent of commitments to sell foreign currencies, translated at De-cember 31, 1995 and 1994 exchange rates (in thousands):

                                                                 1995     1994
                                                               -------- --------
   Japanese Yen............................................... $ 49,000 $ 29,000
   French Francs..............................................   24,000   27,000
   Italian Lire...............................................   21,000   14,000
   Other......................................................  107,000   92,000
                                                               -------- --------
     Total.................................................... $201,000 $162,000
                                                               ======== ========

  The fair value of foreign exchange forward contracts at December 31, 1995 and 1994 was $(2,746,000) and $(1,046,000), respectively, and was based on current market rates.

  NYLIAC is exposed to credit-related losses in the event of non-performance by counterparties, which could result in an unhedged position. NYLIAC deals with highly rated, investment grade counterparties and does not expect the counterparties to fail to meet their obligations under the contracts. For con-tracts with counterparties where no master netting arrangement exists in the event of default on the part of the counterparty, credit exposure is defined as the fair value of contracts in a gain position at the reporting date. Credit exposure to counterparties where a master netting arrangement is in place in the event of default is defined as the net fair value, if positive, of all outstanding contracts with each specific counterparty. The credit expo-sure of NYLIAC's foreign exchange forward contracts at December 31, 1995 and 1994 was $137,000 and $26,000, respectively.

  Commodity Management--In 1994, NYLIAC entered into a $10,145,000 notional gold swap in order to hedge variable interest payments on a gold denominated Eurobond. The bond pays interest in U.S. dollars based upon the prevailing price of gold. Under the terms of the agreement, NYLIAC pays to the counterparty the variable interest payments on the bond in exchange for a fixed payment in U.S. dollars at 8.46%. The counter party is highly rated and NYLIAC does not expect the counterparty to fail to meet its obligation. The fair value of the swap at December 31, 1995 and 1994 was $1,244,000 and $51,000, respectively, based on current market quotes.

-------------------------------------------------------------------------------
NOTE 13--Commitments and Contingencies
-------------------------------------------------------------------------------

Litigation--The New York State Supreme Court on January 31, 1996 approved the settlement of a consolidated nationwide class action lawsuit alleging certain sales practice claims against NYLIAC and New York Life. In entering into the settlement, NYLIAC specifically denied any wrongdoing. The class consists of approximately three million policyowners who purchased whole life or universal life policies from January 1, 1982 through December 31, 1994. Appeals from the order may be filed within the prescribed statutory period. Under the terms of the settlement, the class members receive benefits intended to address the is-sues presented in the case or an opportunity to redress individual claims in an alternative dispute resolution process. The settlement (including awards made in an alternative dispute resolution process) will not have a material adverse effect upon NYLIAC's financial position, and NYLIAC believes that, af-ter consideration of provisions made, the settlement will not have a material adverse effect on operating results. NYLIAC, its affiliates and its agents have been released from liability to class members for transactions during the class period relating to the sales practice claims in the lawsuits.

  There are also actions in various jurisdictions by individual policyowners, many of whom excluded themselves from the settlement of the nationwide class action. Most of the these actions seek substantial or unspecified compensatory and punitive damages.

  NYLIAC is also a defendant in other actions arising from its insurance and investment operations, including actions involving retail sales practices. Most of these actions also seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved as a party in var-ious governmental, administrative and investigative proceedings and inquiries.

  Given the uncertain nature of litigation and regulatory inquiries, the out-come of the above and other actions pending against NYLIAC cannot be predict-ed. NYLIAC nevertheless believes that the ultimate outcome of all pending lit-igation should not have a material adverse effect on NYLIAC's financial posi-tion; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                                                NEW YORK LIFE
                                                INSURANCE AND
                                                ANNUITY CORPORATION
                                                (A WHOLLY OWNED SUBSIDIARY OF
                                                NEW YORK LIFE INSURANCE COMPANY)

  Loaned Securities and Repurchase Agreements--NYLIAC participates in a secu-rities lending program for the purpose of enhancing income on securities held. At December 31, 1995, $1,222,000,000 ($1,143,000,000 at December 31, 1994) of
NYLIAC's bonds were on loan to others, but were fully collateralized in an ac-count held in trust for NYLIAC. Such assets reflect the extent of NYLIAC's in-volvement in securities lending, not its risk of loss.

  NYLIAC has entered into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, NYLIAC obtains the use of funds from a broker for approximately one month. The lia-bility reported in the Statement of Financial Position at December 31, 1995 of $86,000,000 ($254,000,000 at December 31, 1994) is considered to be fair val-ue. The investments acquired with the funds received from the securities sold are generally included in short-term investments.

REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation

In our opinion, the accompanying statement of financial position and the related statements of operations, of changes in surplus and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation at December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1995 in conformity with generally accepted accounting principles (practices prescribed or permitted by insurance regulatory authorities, see Note 2). These financial statements are the responsibility of the Corporation's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As described in Note 2, in 1995 the Corporation changed its accounting policy for reporting the effect of changes in the Differential Earnings Rate on its equity base tax.

Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036
February 16, 1996

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                                       60

                                                                    Bulk Rate
[LOGO] NEW   NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION      U.S. Postage
       YORK  P.O. BOX 299, MADISON SQUARE STATION                     PAID
       LIFE  NEW YORK, NEW YORK 10159                             New York, N.Y.
                                                                 Permit No. 6218












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